UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

ALEANNA, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

300 Crescent Court, Suite 1860

Dallas, TX 75201

NOTICE OF 2025 ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD ON JUNE 12, 2025

Dear AleAnna, Inc. Stockholder:

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of AleAnna, Inc., a Delaware corporation (the “Company”), will be held via live webcast on Thursday, June 12, 2025, at 11:00 a.m. Eastern Time. To participate in the Annual Meeting, visit https://www.cstproxy.com/aleannainc/2025, and enter the 12-digit control number included on your Notice of Internet Availability of Proxy Materials and Proxy Card. You may register for the Annual Meeting as early as 11:00 a.m. Eastern Time on June 3, 2025. If you hold your shares through a bank, broker or other nominee, you will need to take additional steps to participate in the Annual Meeting, as described in the Proxy Statement.

A Proxy Statement and Proxy Card for the Annual Meeting are enclosed. The Annual Meeting is for the following purposes, as proposed by our Board of Directors:

1.	To re-elect Duncan Palmer and Graham van’t Hoff as Class I directors, to serve until the 2028 Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified or until their earlier resignation, death or removal;

2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.	To approve and adopt the AleAnna, Inc. 2025 Long-Term Incentive Plan; and

4.	To transact such other business as may properly be raised at the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on April 24, 2025 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying Proxy Statement and to submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail or, if you received printed proxy materials, on the enclosed Proxy Card.

By Order of the Board of Directors,

/s/ Graham van't Hoff

Graham van't Hoff

Chairman of the Board

April 29, 2025

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on June 12, 2025:

The Proxy Statement and the Annual Report to Stockholders, which consists of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, are available at https://www.cstproxy.com/aleannainc/2025. We expect the proxy materials to be mailed and/or made available to each stockholder entitled to vote on or before April 29, 2025.

i

AleAnna, Inc.

300 Crescent Court, Suite 1860

Dallas, TX 75201

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD ON JUNE 12, 2025

QUESTIONS AND ANSWERS ABOUT THE 2025 ANNUAL MEETING OF STOCKHOLDERS

Why am I receiving these materials?

These proxy materials are being furnished to you in connection with the solicitation by the Board of Directors (the “Board”) of AleAnna, Inc. (“AleAnna,” the “Company,” “we,” “us” or “our”) of proxies to be voted at our 2025 Annual Meeting of Stockholders (the “Annual Meeting”) or at any adjournment or postponement thereof. The Annual Meeting will be held via live webcast on Thursday, June 12, 2025, at 11:00 a.m. Eastern Time. In accordance with the rules of the U.S. Securities and Exchange Commission (“SEC”), we sent out a Notice of Internet Availability of Proxy Materials on or before April 29, 2025 and provided access to the proxy materials over the Internet on or before that date to the holders of record and beneficial owners of our common stock at the close of business on April 24, 2025 (the “Record Date”).

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we mailed a Notice of Internet Availability of Proxy Materials to our stockholders (other than those who previously requested paper copies) on or before April 29, 2025. The Notice of Internet Availability of Proxy Materials contains instructions on how to (i) access and view the proxy materials over the Internet, (ii) vote and (iii) request a paper or electronic copy of the proxy materials. In addition, if you received paper copies of our proxy materials and wish to receive all future proxy materials, proxy cards and annual reports electronically, please follow the electronic delivery instructions on www.cstproxyvote.com . We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce both costs and the environmental impact of the Annual Meeting.

What am I being asked to vote on?

You are being asked to vote on the following items:

●	the re-election of two Class I directors, to serve until the 2028 Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified or until their earlier resignation, death or removal;

●	the ratification of the appointment of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and

●	the approval and adoption of the AleAnna, Inc. 2025 Long-Term Incentive Plan (the "2025 Plan”).

In addition, you are entitled to receive notice of and to vote on any other matters that are properly brought before the Annual Meeting or at any adjournments or postponements thereof.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by proxies will be voted, and our Board recommends that you vote, as follows:

●	“FOR” the re-election of the two Class I director nominees;

●	“FOR” the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and

●	"FOR" the approval and adoption of the 2025 Plan.

Who is entitled to vote at the Annual Meeting?

The Record Date for the Annual Meeting is April 24, 2025. You are entitled to vote at the Annual Meeting only if you were an AleAnna stockholder at the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. At the close of business on the Record Date, there were 66,605,254 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting, comprised of 40,610,854 shares of class A common stock and 25,994,400 shares of class C common stock (the class A common stock and class C common stock are collectively referred to as the “common stock”). On each matter to be voted on at the Annual Meeting, you are entitled to one vote for each share of common stock held as of the Record Date. Stockholders have no right to cumulative voting in the re-election of directors.

A list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of 10 days ending on the day before the Annual Meeting, at the Company’s principal place of business at 300 Crescent Court, Suite 1860 Dallas, TX 75201.

How can I attend the Annual Meeting?

The Annual Meeting will be virtual, rather than in person. You are entitled to attend the Annual Meeting only if you were an AleAnna stockholder as of the Record Date or you hold a valid proxy for the Annual Meeting. If your shares of our common stock are registered directly in your name with Continental Stock Transfer & Trust, our stock transfer agent (“Continental”), you are considered the “stockholder of record” with respect to those shares. As a stockholder of record, you may register to attend the Annual Meeting as early as 11:00 a.m. Eastern Time on June 3, 2025 by visiting the virtual meeting website located at https://www.cstproxy.com/aleannainc/2025, entering the 12-digit control number that you received on your Notice of Internet Availability of Proxy Materials and Proxy Card and clicking on the link to pre- register. You will need to log in to the virtual meeting website at https://www.cstproxy.com/aleannainc/2025 prior to the start of the Annual Meeting using your control number. Pre-registration is recommended but not required for stockholders of record.

If your shares of our common stock are held in a stock brokerage account or by a bank, broker or other nominee, the bank, broker or other nominee is considered the record holder of those shares. You are considered the beneficial owner of those shares, and your shares are held in “street name.” In order to attend the Annual Meeting as a beneficial owner of our stock held in street name, you must obtain a legal proxy by contacting your account representative at the bank, broker or other nominee that holds your shares. You should then e-mail a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com no later than 5:00 p.m. Eastern Time on Monday, June 9, 2025. After contacting Continental, you will receive an e-mail prior to the Annual Meeting with a link and instructions for attending the Annual Meeting.

Stockholders participating in the virtual meeting will be in a listen-only mode. However, virtual attendees will be able to vote and submit questions during the Annual Meeting using the virtual meeting website.

Stockholders will also have the option to listen to the virtual meeting by telephone (but will not have the ability to vote or submit questions) by calling the following numbers and entering the passcode when prompted:

●	Within the U.S. and Canada: + 1 800-450-7155 (toll-free); conference ID: 3079747#

●	Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply); conference ID: 3079747#

How can I ask questions at the Annual Meeting?

The Company intends the virtual meeting format to approximate an in-person experience for our stockholders. During the Annual Meeting, stockholders may submit questions by typing in the “Submit a Question” box on the virtual meeting website. Our administrator will review all questions submitted during the Annual Meeting, and we intend to answer pertinent questions submitted, as time permits.

Where can I get technical assistance?

Please visit the virtual meeting website located at https://www.cstproxy.com/aleannainc/2025 in advance of the Annual Meeting to ensure accessibility. Technical support in connection with the virtual meeting platform will be available by telephone at (917) 262-2373 beginning at 8:00 a.m. Eastern Time on Thursday, June 12, 2025, through the conclusion of the Annual Meeting.

The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. You should ensure that you have a strong Internet or telephone connection, as applicable, wherever you intend to participate in the Annual Meeting, and you should allow plenty of time to log in or call in and ensure that you can hear audio prior to the start of the Annual Meeting.

How many shares must be present or represented to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. A majority of the voting power of the common stock outstanding and entitled to vote at the Annual Meeting, present virtually or represented by proxy, shall constitute a quorum. Based on 66,605,254 shares of common stock issued and outstanding as of the Record Date, 33,302,628 shares of common stock would be required to be present virtually or represented by proxy for there to be a quorum. If a quorum is not present at the Annual Meeting, no business can be transacted at that time, and the meeting will be continued, adjourned or postponed to a later date. A stockholder’s instruction to “withhold” authority, abstentions and broker non-votes will be counted as present for purposes of determining quorum. See “What is a `broker non-vote?” and “What is an abstention and how will votes withheld and abstentions be treated?” below for an explanation of broker non-votes, abstentions and votes withheld.

What is the difference between a “stockholder of record” and a “street name” holder?

As described above, if your shares of our common stock are registered directly in your name with Continental, you are considered the “stockholder of record” with respect to those shares. If your shares of our common stock are held in a stock brokerage account or by a bank, broker or other nominee, the bank, broker or other nominee is considered the record holder of those shares. You are considered the beneficial owner of those shares, and your shares are held in “street name.”

How do I vote if I am a stockholder of record?

We recommend that stockholders vote by proxy even if they plan to attend the Annual Meeting. If you are a stockholder of record, there are two ways to vote by proxy:

●	By Internet: You can vote over the Internet at www.cstproxyvote.com by following the instructions on the Notice of Internet Availability of Proxy Materials or Proxy Card; or

●	By Mail: You can vote by mail by signing, dating and mailing the Proxy Card, which you may have received by mail.

Internet voting for eligible stockholders of record will close at 11:59 p.m. Eastern Time on Wednesday, June 11, 2025. The giving of an Internet proxy will not affect your right to vote virtually at the Annual Meeting should you choose to attend. If you choose to attend the Annual Meeting, you will have the ability to change your vote.

How do I vote if my shares are held in “street name”?

If your shares of common stock are held in street name through a bank, broker or other nominee, you will receive instructions on how to vote from your bank, broker or other nominee. You must follow those instructions in order for your shares to be voted. If your shares are not registered in your own name and you would like to vote your shares virtually at the Annual Meeting, you must obtain a valid proxy from the bank, broker or other nominee that holds your shares giving you the right to vote the shares at the Annual Meeting. See “How can I attend the Annual Meeting?” above.

Can I change my vote or revoke my proxy?

If you are a stockholder of record, you may change your vote or revoke your proxy at any time prior to the final vote at the Annual Meeting by:

●	granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method);

●	providing written notice of revocation to our Secretary at AleAnna, Inc., 300 Crescent Court, Suite 1860 Dallas, Texas 75201, prior to or at the Annual Meeting; or

●	attending the Annual Meeting and voting virtually.

Your most recent proxy submitted by proxy card or Internet is the one that is counted. Your attendance at the Annual Meeting by itself will not automatically revoke your proxy.

For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your bank, broker or other nominee following the instructions they provided, or, if you have obtained a legal proxy from your bank, broker or other nominee giving you the right to vote your shares, by attending the Annual Meeting and voting virtually.

 How many votes are needed to approve each proposal?

The following table summarizes the votes needed to approve each proposal, the effect of withhold votes/abstentions and whether broker discretionary voting is permitted.

Proposal	Vote Required	Withheld Votes/Abstentions Counted as a “No” Vote?	Effect of Broker Non-Votes	Discretionary Vote Allowed?
Re-election of two Class I directors	Plurality of votes cast	No (1)	No effect	No

Ratification of the appointment of independent registered public accounting firm	Majority of common stock present virtually or represented by proxy and entitled to vote on the subject matter	Yes	(2)	Yes

Approval and adoption of the 2025 Plan	Majority of common stock present virtually or represented by proxy and entitled to vote on the subject matter	Yes	No effect	No

(1)	A “withheld” vote will have no effect on this proposal.

(2)	As brokers have discretionary voting with respect to this proposal, there will be no broker non-votes.

Under our bylaws (the “Bylaws”), directors are elected by a plurality of the votes cast for each director nominee by holders of shares of our common stock present virtually or represented by proxy and entitled to vote in the re-election of directors at the Annual Meeting at which a quorum is present. A “plurality” means that the director nominees receiving the highest number of “FOR” votes from holders of our shares of common stock present virtually or represented by proxy and entitled to vote in the election of directors at the Annual Meeting will be elected. Votes “withheld,” abstentions and broker non-votes will have no effect on the outcome of the re-election of a director.

Under the Bylaws, matters other than the election of directors will be decided by a majority of the voting power of our shares of common stock present virtually or represented by proxy and entitled to vote on the subject matter at a meeting of stockholders at which a quorum is present. As such, the proposal for the ratification of the independent registered public accounting firm and the proposal for the approval and adoption of the 2025 Plan at the Annual Meeting will be approved if the votes “FOR” such proposal exceed the number of votes “AGAINST” such proposal. Abstentions will have the same effect as voting “AGAINST” each of these two proposals and “broker non-votes” will have no effect on the outcome of the vote of each of these two proposals.

As described further below, brokers who hold shares of common stock for the accounts of their clients have discretionary authority to vote such shares if specific instructions are not given, only with respect to “routine” items. The ratification of Deloitte as our independent registered public accounting firm is considered a “routine” matter, therefore, your broker has discretionary authority to vote your shares of common stock even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority absent specific instructions from you to vote your shares on the re-election of directors or to vote on the approval and adoption of the 2025 Plan, each of which is considered a “non-routine” matter.

What is a “broker non-vote”?

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum, but will not be able to vote your shares with respect to “non-discretionary” matters unless you provide instructions on how to vote in accordance with the information and procedures that your broker has provided to you in accordance with the New York Stock Exchange (“NYSE”) rules governing brokers.

If you are a beneficial owner whose shares are held of record by a broker, your broker has “discretionary voting” authority under NYSE rules governing brokers to vote your shares on “routine” matters, such as the ratification of Deloitte as our independent registered public accounting firm, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority absent specific instructions from you to vote on the re-election of directors or to vote on the approval and adoption of the 2025 Plan, each of which is considered a “non-routine” matter. If you don’t vote on non-routine matters, a broker non-vote will occur, but such broker non-votes will have no impact with respect to the re-election of directors or the approval and adoption of the 2025 Plan.

What is an abstention and how will votes withheld and abstentions be treated?

A “vote withheld,” in the case of the proposal regarding the re-election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the appointment of our independent registered public accounting firm or the approval and adoption of the 2025 Plan, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions, though counted for the purposes of determining a quorum, will have no impact on the re-election of the directors and will have the same effect as voting “AGAINST” the ratification of the independent registered public accounting firm and “AGAINST” the approval and adoption of the 2025 Plan.

Who will count the votes?

Continental has been engaged as our independent agent to tabulate stockholder votes. If you are a stockholder of record, your executed proxy card is returned directly to Continental for tabulation. As noted above, if you hold your shares through a broker, your broker returns one proxy card to Continental on behalf of all its clients. Continental will serve as Inspector of Election at the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting and will report the final voting results in a Current Report on Form 8-K, which we intend to file with the SEC within four business days after the Annual Meeting.

What if I return a proxy card but do not make specific choices?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations and the descriptions of each proposal are indicated on page 1 of this Proxy Statement.

Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named in the proxy card will vote your shares in accordance with their best judgment.

Who pays for the expenses of solicitation?

Our Board is soliciting your proxy on behalf of the Company. The Company pays for the costs of the distribution of the proxy materials and solicitation of proxies. As part of this process, we reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses for forwarding proxy and solicitation materials to our stockholders. Our directors, officers and employees may also solicit proxies on our behalf in person, by telephone or by other means of communication. Directors, officers and employees will not be paid any additional compensation for soliciting proxies.

What does it mean if I receive more than one set of materials?

If you receive more than one set of materials, that means your shares are registered in more than one name or are registered in different accounts. In order to vote all of the shares you own, you must either sign and return all of the proxy cards or follow the instructions for any alternative voting procedure on each of the proxy cards or Notice of Internet Availability of Proxy Materials you receive.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

In accordance with our certificate of incorporation (the “Charter”), the Board is divided into three classes with staggered terms. The Board presently has five members. There are two Class I directors whose term of office expires at the Annual Meeting: Graham van’t Hoff and Duncan Palmer. There are two Class II directors whose term of office expires at the 2026 annual meeting of stockholders: Curtis Hébert, Jr. and William K. Dirks. There is one Class III director whose term of office expires at the 2027 annual meeting of stockholders: Marco Brun. Upon the expiration of the current term for each of the Class I directors, Class II directors and Class III directors, the re-elected directors of such respective class shall serve terms expiring upon the third annual meeting of stockholders following the year of election. Following such time as the Company is no longer a “controlled company” pursuant to Nasdaq Listing Rule 5615(c), the classification of our Board shall terminate immediately prior to the first annual meeting of stockholders following such date the Company is no longer a “controlled company,” and each director shall be elected to serve a term of one year, with each director’s term to expire at the next annual meeting of stockholders following the director’s election.

Messrs. van't Hoff and Palmer have been nominated by the Board for re-election to the Board at the Annual Meeting. If elected at the Annual Meeting, Messrs. van't Hoff and Palmer will serve until the 2028 annual meeting of stockholders and until their successors have been duly elected and qualified, or, if sooner, until their death, resignation or removal.

The nominees have consented to be named in the Proxy Statement and to serve if re-elected. If, however, either or both of Messrs. van't Hoff and Palmer are unavailable for re-election, your proxy authorizes us to vote for a replacement nominee(s) if the Board names such a replacement(s). As an alternative, the Board may reduce the number of directors to be elected at the Annual Meeting. Proxies may not be voted for a greater number of persons than the nominees presented.

A brief biography of the director nominees and each director whose term will continue after the Annual Meeting is set forth below under “Information Regarding Director Nominees and Continuing Directors.” The biographies below include information regarding specific experience, qualifications, attributes or skills of each director nominee as well as the directors not up for re-election that led the Board (the Board does not currently maintain a nominating/governance committee based on an exemption from Nasdaq Listing Rules for “controlled companies”) to determine that such individual should serve as a member of the Board as of the date of this Proxy Statement and should be a nominee for re-election at this Annual Meeting.

Vote Required

The proposal regarding the re-election of two Class I directors requires the approval of a plurality of votes cast by holders of shares of our common stock present virtually or represented by proxy and entitled to vote in the election of directors at the Annual Meeting. Votes withheld or “broker non-votes” will have no effect on the outcome of the vote on this proposal.

The Board unanimously recommends a vote “FOR” the re-election of Graham van't Hoff and Duncan Palmer as Class I directors.

INFORMATION REGARDING DIRECTOR NOMINEES AND CONTINUING DIRECTORS

Nominees for Re-Election to a Three-Year Term Expiring at the 2028 Annual Meeting of Stockholders (Class I Directors)

Graham van’t Hoff, 63, has served as a director since February 2023. Mr. van’t Hoff currently serves on several boards, as described below, and has participated in consulting work in the energy and chemical industry since June 2019. Prior thereto, Mr. van’t Hoff served as the chief executive officer of Shell Chemicals from January 2013 to June 2019, the executive vice president of Shell Alternative Energies from January 2012 to December 2012, a board member of Shell International Petroleum Co. from 2014 to 2017 and chairman of Shell UK Limited from March 2011 to December 2012. He has extensive board experience on several global joint ventures, including Raizen, a Brazilian biofuels company, Infineum, a joint venture between Shell and ExxonMobil focused on the formulation, manufacturing and marketing of petroleum additives for lubricants and fuels, as well as chairman of CSPC (CNOOC Shell Petrochemicals Co), one of the largest Chinese petrochemical companies. During his tenure at Shell, Mr. van’t Hoff oversaw significant global growth in the revenue and profit of Shell’s chemical businesses, with revenues exceeding $24 billion. Mr. van’t Hoff’s 35 years of experience spans multiple segments of the energy and chemical sectors from upstream through refining, marketing and trading, P&L leadership, strategy, government relations, technology and IT. Mr. van’t Hoff’s extensive international business experience includes appointments to the boards and executive committees of multiple international chemical industry associations, including ACC (the American Chemistry Council), CEFIC (the European Chemical Industry Association), and ICCA (the International Council of Chemical Associations). He was also a founding member of the Alliance to End Plastic Waste, formed in 2019, which gained $1.5 billion of funding commitments in its first year of formation, and is on the Oxford University Chemistry Development Board. Mr. van’t Hoff has served as an independent director and a member of the compensation committee of Verde Clean Fuels, Inc. since February 2023, has served as an independent director (chairman) and member of the audit committee, compensation committee and nominating and governance committee of 5E Advanced Materials, Inc. since October 2022, and has served as an independent director and chair of the health, safety and environment committee of MAC Copper since November 2023. Mr. van’t Hoff also serves on the North American advisory board for Air Liquide, and on the board of the privately-owned, commercial solar farm developer and operator, Silicon Ranch Corporation. Additionally, Mr. van’t Hoff served as an independent director, a member of the audit committee, the chairman of the nominating committee and a member of the compensation committee of Bluescape Opportunities Acquisition Corp. from September 2020 through November 2023. Mr. van’t Hoff earned a Master’s degree in Business Management, with Distinction, from Manchester Business School and a Master’s degree in Chemistry from the University of Oxford. We believe Mr. van’t Hoff’s extensive experience in business qualifies him to serve on the Board.

Duncan Palmer, 59, has served as a director since February 2023. Mr. Palmer has served as an independent director of Oshkosh Corporation since 2011 and has been chairman of the audit committee since 2019, and has served as an independent director of Verde Clean Fuels, Inc. as well as a chairman of the audit committee since February 2023. Mr. Palmer served as an independent director, chairman of the audit committee, a member of the nominating committee and a member of the compensation committee of Bluescape Opportunities Acquisition Corp. from October 2020 through November 2023. Additionally, he is the former chief financial officer of Cushman & Wakefield, a leading global real estate services company and served in this position from November 2014 to February 2021. From 2012 to 2014, Mr. Palmer served as the chief financial officer of RELX, a global provider of information-based analytics and decision tools and from 2007 to 2012, Mr. Palmer served as the chief financial officer of Owens Corning, a global manufacturer of building materials and fiber glass reinforcements. As chief financial officer, Mr. Palmer led Cushman & Wakefield’s IPO and oversaw all aspects of the company’s financial operations, including multiple corporate functions from treasury and investor relations to tax and internal audit. Mr. Palmer has extensive financial operations, transactional, and business development knowledge and experience through previous chief financial officer appointments at Cushman & Wakefield, RELX, Owens Corning and as a senior finance executive at Royal Dutch Shell. Mr. Palmer’s extensive international business experience includes leadership of finance organizations ranging in size from 500 to 2,000 employees and encompasses multi-billion dollar capital allocation programs, merger integrations, debt offerings and share repurchase programs. His experience spans many segments of the energy, lubricants, materials, information services and real estate services sectors. Mr. Palmer also has deep transactional and business development experience, having overseen mergers and acquisitions execution, as well as corporate strategy. Mr. Palmer earned a Master’s degree of Business Administration from the Stanford Graduate School of Business and a Master’s degree from St. John’s College Cambridge (UK). He is a Fellow of the Chartered Institute of Management Accountants (UK). We believe Mr. Palmer’s extensive experience in business qualifies him to serve on the Board.

Class II Directors Continuing in Office Until the 2026 Annual Meeting of Stockholders

Curtis Hébert, Jr., 62, has served as a director since February 2023. Mr. Hébert is the former Commissioner and Chairman of the Federal Energy Regulatory Commission (“FERC”), where he served from November 1997 to September 2001, and a former executive vice president for Entergy Corporation, where he served from September 2001 to July 2010. Mr. Hébert is currently a partner with the Brunini Law Firm, where he advised energy companies and corporations throughout the globe on numerous matters, including building accountability and transparency into corporate governance, improving the quality of regulatory filings, reporting and relationships, and executing complex, structured regulatory settlements since July 2012. He also served as a visiting scholar with the Bipartisan Policy Center in Washington, where he co-chaired the Energy Reliability Task Force and the Cybersecurity Task Force. Previously, Mr. Hébert served as chief executive officer of Lexicon Strategy Group, an energy, finance and regulatory law advisory firm, from August 2010 to July 2012. Mr. Hébert has broad and deep experience in multiple segments of the energy sector, spanning exploration and production, natural gas transportation, electric generation and distribution, chemicals, and mining. He brings a thorough knowledge of national and international energy markets, policy, and regulatory processes. Mr. Hébert also spent years in the telecommunications, transportation, and water/sewage sector on regulatory filings and administrative hearings. Mr. Hébert has served as an independent director and member of the audit committee of Verde Clean Fuels, Inc. since February 2023. Mr. Hébert served as an independent director, a member of the audit committee, a member of the nominating committee and the chairman of the compensation committee of Bluescape Opportunity Acquisition Corp. from September 2020 through November 2023. Mr. Hébert earned a Juris Doctorate from the Mississippi College School of Law and a Bachelor’s degree from the University of Southern Mississippi. We believe Mr. Hébert’s extensive experience in corporate governance and regulatory matters qualify him to serve on the Board.

William (“Bill”) K. Dirks, 68, Mr. Dirks has served as executive director and as a member of the Board of AleAnna. Prior to December 2024, Mr. Dirks served as executive chairman for each of AleAnna Resources, LLC and AleAnna Energy, LLC (“AleAnna Energy”) since 2015. Since 2015, Mr. Dirks has also served as chairman and chief executive officer of 1852797 Alberta ULC, and chief executive officer of Nautilus Resources LLC, a wholly owned Bluescape subsidiary and a significant shareholder in AleAnna (“Nautilus”), and 1852797 Alberta ULC. Mr. Dirks has served in these roles as an independent executive contractor and his responsibilities for the group include pursuing, acquiring, and developing oil and gas licenses in the US, Canada, and Italy. He is also responsible for strategy design, transaction negotiation, and overall day-to-day management of the companies, including technical and operational execution. Mr. Dirks has more than 43 years of exploration and production operating experience worldwide, including asset acquisitions, design and management of seismic operations, drilling and completions programs, and management of production operations. Mr. Dirks has a track record of creating value in the upstream E&P sector through senior management and fund-raising experience at publicly and privately held companies. Prior to his current postings, from 2010 – 2014, Mr. Dirks served as president and chief operating officer of Sonde Resources Corporation, a publicly-traded (TSX and NYSE) global E&P company with operations in Western Canada and Northern Africa. At Sonde, Mr. Dirks was responsible for strategy, asset acquisitions, and overall technical and operational execution. While at Sonde, Mr. Dirks successfully assembled over 250,000 sweet-spot acres in the Duvernay, Montney, and Wabamun plays. Prior to Sonde, from 2006 – 2010, Mr. Dirks was co-founder and managing partner of Tecton Energy LLC, a privately held E&P company focused on U.S. and Canadian onshore unconventional resource plays. In his role at Tecton Energy, Mr. Dirks was responsible for strategy, asset acquisitions, development, and operational execution. At Tecton Energy, Mr. Dirks purchased and monetized exploration positions in excess of 500,000 acres in a three-year period. Prior to Tecton Energy, from 2002 – 2006, Mr. Dirks was president of Samson Canada, a large family-owned E&P company with approximately 250 employees/contractors, 200 MMcf/d production, 200 new wells annually, and 1MM acres of unconventional resource and tight gas holdings in Alberta and British Columbia. In his role at Samson, Mr. Dirks was responsible for technical and operational execution. Further, Mr. Dirks held a series of positions at Shell Oil Company from 1981 – 1999, ultimately serving as president and chief executive officer of Shell Technology Ventures (1996), and as U.S. Onshore exploration manager (1992). While chief executive officer of Shell Technology Ventures, Mr. Dirks raised $120 million, implemented a partnership with Beacon Group, and launched five start-ups in the fields of drilling, re-completion, processing, and remediation. While serving as an exploration manager, Mr. Dirks was responsible for annual exploration and production capital development programs in excess of $100 million. Mr. Dirks earned a Bachelor of Science in geology and a Master of Science in civil engineering from Iowa State University, and is a Henry Crown Fellow of the Aspen Institute. We believe Mr. Dirks’ extensive experience in business qualifies him to serve on the Board.

Class III Director Continuing in Office Until the 2027 Annual Meeting of Stockholders

Marco Brun, 58, has served as our Chief Executive Officer and as a member of our Board since December 2024. Prior to December 2024, Mr. Brun has been employed by, and has served as the chief executive officer and sole director of, AleAnna Italia S.p.A. since September 2022. Mr. Brun’s current responsibilities include advancing AleAnna’s conventional natural gas exploration and production developments (including both the Longanesi field and AleAnna’s other conventional prospects). Mr. Brun is also responsible for acquiring, integrating, and overseeing operation of AleAnna’s renewable natural gas acquisition and development projects. Prior to employment with AleAnna, Mr. Brun served the company as independent executive contractor from March 2021 through August 2022 where he provided strategic consulting around business development, regulatory affairs, and operational execution. Previously, from July 2018 to February 2021, Mr. Brun served as vice president at Assomineraria Confindustria Industry Association, acting as a lobbyist for hydrocarbons and geothermal energy. During the same period, Mr. Brun was a supervisory board member at the Confindustria Energia Industry Association, an executive committee member at Aspen Institute Italy (from June 2019 to February 2021) and a non-executive board member at the British Embassy in Italy from October 2010 to February 2021. In these roles, Mr. Brun coordinated with industry executives and government representatives to improve dialogue, educate, and enhance conversations around energy and economic development in Italy. One of Mr. Brun’s most notable tenures was at Shell plc, where he held several key positions. From December 2009 to February 2021, Mr. Brun was chief executive officer upstream and country chair Italy and Adriatic Countries at Shell, as well as chief executive officer and president of the board of directors of Shell Italia E&P S.p.A. with revenues exceeding $2 billion and CFFO of over $500 million. His responsibilities included overseeing operational execution of business lines as well as managing Shell’s reputation, government relations, strategy, and business delivery across various sectors and European geographies. Mr. Brun played a key role in lobbying activities, sponsorships with Ferrari and Ducati, and led significant transactions such as the divestment of the Italian retail gas network and the acquisition of Sonnen in Italy. Previously, Marco was also the general manager of gas & power Italy and France at Shell from September 2006 to December 2009, where he oversaw operational execution, strategy, and spearheaded market entries and managed substantial projects such as the re-gas terminal development in France and Italy. Mr. Brun’s earlier career included roles in business development, and sales and marketing, where he consistently delivered outstanding performance, managed and negotiated significant contracts, acquired assets, and developed new lines of business. Mr. Brun stands as a seasoned senior executive with a distinguished career, spanning nearly three decades in the energy sector. Mr. Brun has garnered experience across downstream, midstream, and upstream oil, gas, power, and renewables sectors. Mr. Brun’s career has seen him operate in diverse geographies, including Italy, USA, Canada, UK, Netherlands, Turkey, Spain, Portugal, France, Greece, Slovenia, Croatia, and Albania, allowing him to seamlessly adapt to various economic environments. Since 2016, Mr. Brun has also contributed to academia through his ongoing tenure as a visiting professor at Sciences Po University, Paris School of International Affairs. Here, Mr. Brun imparts his knowledge on “Industrial Energy Transitions” within the International Energy Transitions Master program. Mr. Brun holds a Master’s Degree in Business Administration from the University of Bergamo and has completed additional courses at prestigious institutions such as Bocconi School of Management and Harvard Business School. Throughout his career, Marco Brun has demonstrated an unwavering commitment to excellence, strategic vision, and the ability to create significant value in diverse and challenging environments. His leadership and expertise continue to influence the European energy industry. We believe Mr. Brun’s extensive experience in business qualifies him to serve on the Board.

INFORMATION REGARDING THE BOARD AND CORPORATE GOVERNANCE

On December 13, 2024 (the “Closing Date” and “Closing”), Swiftmerge Acquisition Corp., a Cayman Islands exempted company (“Swiftmerge”) consummated the previously announced business combination pursuant to that certain agreement and plan of merger, as amended (“Merger Agreement”), by and among Swiftmerge, Swiftmerge HoldCo LLC, a Delaware limited liability company and wholly-owned subsidiary of Swiftmerge (“HoldCo”), Swiftmerge Merger Sub LLC, a wholly-owned subsidiary of HoldCo (“Merger Sub”) and AleAnna Energy, LLC (“AleAnna Energy”). Pursuant to the Merger Agreement on December 13, 2024, Swiftmerge migrated to and domesticated as a Delaware corporation and changed its name to “AleAnna, Inc.” The transactions contemplated by the Merger Agreement are collectively referred to herein as the “Business Combination.” In connection with this Business Combination, our current independent directors were appointed and we adopted our current governance policies.

Composition of Our Board of Directors

Our business and affairs are organized under the direction of our Board. Our Board meets on a regular basis and additionally as required.

While the terms of our Charter established the number of directors comprising our Board at five as of the date of filing with the Delaware Secretary of State, the Charter provides that subsequent to such filing the Board may establish the authorized number of directors from time to time by resolution. Our Board currently consists of five members.

Classified Board

Our Charter provides that until immediately prior to the first annual meeting of stockholders following the date the Company is no longer a “controlled company” pursuant to Nasdaq Listing Rule 5615(c), the directors shall be divided into three classes designated Class I, Class II and Class III. The Board is divided among the three classes as follows:

●	Class I directors are Graham van't Hoff and Duncan Palmer, and they will serve for a term expiring at the Annual Meeting;

●	Class II directors are Curtis Hébert, Jr. and William K. Dirks, and they will serve for a term expiring at the 2026 annual meeting of stockholders; and

●	Class III director is Marco Brun, and he will serve for a term expiring at the 2027 annual meeting of stockholders.

Each director shall hold office until his or her successor shall be duly elected and qualified or until such director’s earlier death, disqualification, resignation or removal. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case will a decrease in the number of directors shorten the term of any incumbent director. Following the time as the Company is no longer a “controlled company,” the classification of our Board shall terminate immediately prior to the first annual meeting of stockholders following such date the Company is no longer a “controlled company,” and each director shall be elected to serve a term of one year, with each director’s term to expire at the next annual meeting of stockholders following the director’s election.

There are no agreements with respect to the election of directors. There are no family relationships among our executive officers and directors.

Director Independence

As of the Record Date, Nautilus and its affiliates under common control beneficially own a majority of the voting power of all outstanding shares of our common stock (approximately 94.8%). As a result, AleAnna is a “controlled company” within the meaning of the Nasdaq Listing Rules. Under the Nasdaq Listing Rules, a company of which more than 50% of the voting power for the election of directors is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance standards, including the requirements (1) that a majority of its board of directors consist of independent directors, (2) that its board of directors have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities, and (3) that director nominees must either be selected, or recommended for the board’s selection, either by independent directors constituting a majority of the board’s independent directors in a vote in which only independent directors participate, or a nominating and corporate governance committee comprised solely of independent directors with a written charter addressing the committee’s purpose and responsibilities.

The Nasdaq Listing Rules generally require that independent directors must comprise a majority of a listed company’s board of directors. Under the Nasdaq Listing Rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based upon information requested from and provided by each director concerning his or her background, employment, affiliations, related party transactions, and any family relationships, our Board has determined that Mr. van’t Hoff, Mr. Palmer, and Mr. Hébert are “independent” as that term is defined under the applicable rules and regulations of the SEC and the Nasdaq Listing Rules. These independent directors comprise a majority of the members of our Board and, accordingly, the Board and the Company is not availing itself of the “controlled company” exemption from the requirement that independent directors comprise a majority of the Board.

Our Compensation Committee (as defined below) is comprised of three directors (Messrs. Hébert, Jr., Palmer and van’t Hoff), all of which are independent under the applicable Nasdaq Listing Rules and SEC rules for compensation committee service and, accordingly, the Board and the Company is not availing itself of the “controlled company” exception from the requirement that the Compensation Committee (as defined below) be comprised entirely of independent directors.

The Company doesn’t maintain a nominations committee comprised solely of independent directors with respect to selecting or recommending to the Board director nominees nor are director nominees selected or recommended to the Board by independent directors constituting a majority of the Board’s independent directors in a vote in which only independent directors participate and, accordingly, the Board and the Company is relying on the “controlled company” exemption from this requirement. The Board believes that as it is comprised of a majority of independent directors, appropriate independent analysis and oversight exists.

If we cease to be a “controlled company” and our shares continue to be listed on the Nasdaq Stock Market, we will be required to comply with these standards and, depending on our Board’s independence determination with respect to its then-current directors, we may be required to form a nominating committee in order to achieve such compliance within the applicable transition periods.

Board Leadership Structure

Graham van’t Hoff serves as chairman of the Board and is responsible for, among other matters, serving as a liaison between the Board and the chief executive officer, approving Board meeting agendas, facilitating communication of annual Board evaluation feedback, and participating with the Compensation Committee in the annual chief executive officer performance evaluation. We believe that this leadership structure will allow our chief executive officer to focus his time and energy on managing our business, while our chairman provides time and attention to board oversight and governance. However, we believe that no single leadership model is right for all companies and at all times, and the Board will review its leadership structure as appropriate to ensure it continues to be in the best interests of AleAnna and its stockholders. The Board may adjust its Board leadership structure based on circumstances existing from time to time and based on criteria that are in the best interests of AleAnna and its stockholders, including the composition, skills and experience of the Board and its members, specific challenges faced by AleAnna or the industry in which it operates, and governance efficiency.

Risk Oversight

Our Board oversees risk related to the Company and its business as a whole, including its strategy, business performance, capital structure, management selection, compensation programs, stockholder engagement, corporate reputation, cybersecurity and privacy matters, and regulatory risks. Our Board discharges various aspects of its oversight responsibilities through its standing committees, which will in turn report to the Board regularly regarding their activities. We will evaluate risks over the short-, medium-and long-term horizons.

Advance Notice Requirements for Stockholder Proposals and Director Nominations

Under our Charter, advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders shall be given in the manner and to the extent provided in our Bylaws. See “Additional Information – Stockholder Proposals.”

Meetings of the Board and the Committees of the Board

Our Board met once during the last fiscal year. The Audit Committee met once, and the Compensation Committee met once. During 2024, each Board member attended at least 75% of the aggregate number of meetings of the Board and of the committees on which such director served.

We did not have a 2024 annual meeting of stockholders and the current directors were elected and appointed in December 2024. The Board adopted in December 2024 a policy setting forth Board corporate governance guidelines, as set forth on the “Investors” section of our website at https://www.aleannainc.com (“Corporate Governance Guidelines”), that requires directors to attend annual meetings unless unusual circumstances make such attendance impractical.

Committees of the Board

Our Board maintains a standing audit committee (“Audit Committee”) and a standing compensation committee (“Compensation Committee”), but does not currently maintain a nominating/governance committee based upon the exceptions from the Nasdaq Listing Rules for “controlled companies.” Our Board, and each member of the Board, as listed in the table below, are responsible for and participate in the selection of candidates for nomination or appointment to our Board. The current composition and responsibilities of each of the committees is described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each of our Board committees operates under a written charter adopted by the Board. The committee charters are available on the “Investors” section of our website at https://www.aleannainc.com. A printed copy of each charter is available upon request. The information on our website is not part of this Proxy Statement.

Director	Independent	Audit Committee	Compensation Committee
Curtis Hébert, Jr.	X

Graham van’t Hoff	X

Duncan Palmer	X

William Dirks

Marco Brun

Chairperson
Member
Audit Committee Financial Expert

Audit Committee

Our Audit Committee is responsible for, among other things: (i) appointing, retaining and evaluating the Company’s independent registered public accounting firm and approving all services to be performed by it; (ii) overseeing the Company’s independent registered public accounting firm’s qualifications, independence and performance; (iii) overseeing the financial reporting process and discussing with management and the Company’s independent registered public accounting firm the interim and annual financial statements that the Company files with the SEC; (iv) reviewing and monitoring the Company’s accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements; (v) establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters; and (vi) reviewing and approving related person transactions.

Our Audit Committee consists of Mr. Palmer, Mr. van’t Hoff and Mr. Hébert, and Mr. Palmer serves as chair. Our Board has determined that each member of our Audit Committee qualifies as an independent director under the Nasdaq Listing Rules and the independence requirements of Rule 10A-3 under the Exchange Act of 1934, as amended (“Exchange Act”). Our Board has determined that Mr. Palmer, as a member of our Audit Committee, qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and possesses financial sophistication, as defined under the Nasdaq Listing Rules and as set forth in his biography in “Information Regarding Director Nominees and Continuing Directors” above.

Audit Committee Report

The Audit Committee has reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2024. The Audit Committee has discussed with Deloitte, our independent registered public accounting firm, the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from Deloitte required by the applicable PCAOB requirements for the independent accountant communications with audit committees concerning auditor independence, and has discussed the independence of Deloitte with that firm. Based on the foregoing, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.

Respectfully submitted by the Members of the Audit Committee:

Duncan Palmer, Chair

Graham van’t Hoff

Curtis Hébert, Jr.

Compensation Committee

Our Compensation Committee is responsible for, among other things: (i) reviewing key employee compensation goals, policies, plans and programs; (ii) reviewing, and recommending to the Board for approval, the compensation for the Company’s directors and Chief Executive Officer, and recommending and approving the compensation for the Company’s other executive officers; (iii) reviewing and making recommendations to the Board regarding employment agreements and other similar arrangements between the Company and the Company’s executive officers; and (iv) administering the Company’s stock plans and other incentive compensation plans. The Compensation Committee may delegate its authority to one or more subcommittees, consisting of one or more of its members, when the Compensation Committee deems it appropriate to carry out its responsibilities.

Messrs. Hébert, Jr., van’t Hoff and Palmer are members of the Compensation Committee, with Mr. Hébert, Jr. serving as chair. Messrs. Hébert, Jr., van’t Hoff and Palmer qualify as independent directors according to the rules and regulations of the SEC and the Nasdaq Listing Rules with respect to compensation committee membership.

Procedure for Nominating Directors

The Board has the responsibility of identifying suitable candidates for nomination to our Board and assessing candidate qualifications in light of the policies and principles set forth in our Corporate Governance Guidelines. The Board’s Corporate Governance Guidelines, as well as the procedures set forth in the Bylaws providing guidance for shareholders to follow in nominating Board candidates, comprise the written policies regarding stockholder nominations for directors, and the Board will consider stockholder nominations for directors (see the section entitled “Additional Information – Stockholder Proposals” below). We did not receive any stockholder nominations or recommendations for any director in connection with the Annual Meeting. The Board has authorization to fill any vacancy that may occur. In identifying or analyzing prospective director candidates, the Board may consider all facts and circumstances that it deems appropriate or advisable, including, among other things, the skills of the prospective director candidate, his or her depth and breadth of business experience or other background characteristics, his or her independence, factors relating to the composition of the Board (including its size and structure) and the needs of the Board.

In evaluating director candidates in accordance with our Corporate Governance Guidelines, the Board will look for specific minimum qualifications in a candidate, including the ability to understand basic financial statements, familiarity with our business and industry, high moral character and the ability to work collegially with others. Although we do not have a formal diversity policy at this time, the Board seeks to nominate candidates with a diverse range of background, knowledge, experience, skills, expertise and other qualities that will contribute to the overall effectiveness of the Board.

The Board continues to evaluate the composition of the Board and the qualifications and expertise of its directors and, if deemed necessary, may retain a third-party search firm to assist the Board in identifying director candidates.

Code of Ethics and Business Conduct and Corporate Governance Guidelines

Our Board has adopted a code of ethics and business conduct (“Code of Ethics and Business Conduct”) for our directors, officers, employees and certain affiliates in accordance with applicable federal securities laws, a copy of which is available on our website at https://www.aleannainc.com under the “Investors” section. We will make a printed copy of the Code of Ethics and Business Conduct available to any stockholder who so requests. Requests for a printed copy may be directed to our Chief Financial Officer, Tristan Yopp at tgyopp@bluescapegroup.com.

Insider Trading Policy and Prohibition against Hedging and Pledging Transactions

Our Board has adopted an insider trading policy (“Insider Trading Policy”) governing the purchase, sale and/or other dispositions of its securities by directors, officers and certain employees that is reasonably designed to promote compliance with insider trading laws, rules and regulations. Our Insider Trading Policy is available on our corporate website, https://www.aleannainc.com under the “Investors” section. Pursuant to our Insider Trading Policy, short sales of the Company’s securities are prohibited. This prohibition also applies to any derivative securities that provide the economic equivalent of ownership of any of the Company’s securities or an opportunity, direct or indirect, to profit from any change in the value of the Company’s securities. In addition, pledging of our securities as collateral for a loan (or modifying an existing pledge) is not permitted.

The Insider Trading Policy sets forth the procedures governing the purchase, sale, and/or other disposition of the Company’s common stock by officers, directors and employees designed to promote compliance with insider trading laws, rules and regulations, and Nasdaq Listing Rules. While the Company is not subject to the insider trading policy, the Company does not trade in its securities when it is in possession of material non-public information other than pursuant to previously adopted Rule 10b5-1 trading plans. Neither any executive officer or director nor the Company adopted or terminated a Rule 10b5-1 trading arrangement (or non-Rule 10b5-1 trading arrangement) during the last fiscal quarter of 2024.

Whistleblower Policy

Our Board has adopted a whistleblower policy (“Whistleblower Policy”) to provide employees with a confidential and anonymous method for reporting concerns about the conduct of the Company or employees free from retaliation. Our Whistleblower Policy is available on our corporate website, https://www.aleannainc.com under “Investors”.

Clawback Policy

Our Board has adopted a clawback and compensation recovery policy (“Compensation Recovery Policy”), which provides that in the event the Company is required to prepare an accounting restatement due to noncompliance with any financial reporting requirements under the securities laws or otherwise erroneous data or the Company determines there has been a significant misconduct that causes financial or reputational harm, the Company shall “clawback” and recover a portion or all of any incentive compensation. Our Compensation Recovery Policy is available on our corporate website, https://www.aleannainc.com under the “Investors” section.

Equity Award Timing Policy

We do not currently grant awards of stock options, stock appreciation rights, or similar option-like instruments. Accordingly, we have no specific policy or practice on the timing of such awards in relation to the disclosure of material non-public information by the Company. If in the future we determine to grant new awards of options, stock appreciation rights, or similar option-like instruments, we plan to establish a policy regarding the timing of such awards in relation to the disclosure of material non-public information, and the Board will evaluate the appropriate steps to take in relation to the foregoing.

Limitation of Liability and Indemnification of Directors and Officers

Our Charter and Bylaws limit a director’s and officer’s liability to the fullest extent permitted under the Delaware General Corporation Law (“DGCL”); provided, however, that, except in certain circumstances, the Company shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board. An indemnitee shall also have the right to be paid by the Company the expenses (including attorney’s fees) incurred in appearing at, participating in or defending any such proceeding in advance of its final disposition or in connection with a proceeding brought to establish or enforce a right to indemnification or advancement of expenses under the Bylaws.

The DGCL provides that directors and officers of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors or officers, except for liability:

●	for any transaction from which the director or officer derives an improper personal benefit;

●	for any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law; and

●	for a director under Section 174 of the DGCL.

DIRECTOR COMPENSATION

Prior to the consummation of the Business Combination, AleAnna Energy was a private company and our three independent directors were appointed on December 13, 2024. The following table sets forth amounts paid to our directors for service in 2024.

Director Compensation Table for the Year Ended December 31, 2024

Name	Fees Earned or Paid in Cash ($)(a)	Equity Awards and other Compensation ($)	Total ($)
Curtis Hébert, Jr.	$3,452	$--	$3,452
Graham van’t Hoff	$3,452	$--	$3,452
Duncan Palmer	$3,452	$--	$3,452
William Dirks	$--	$--	$--
Marco Brun	$--	$--	$--

(a)	Independent directors are paid cash compensation for services rendered based on an annualized amount of $70,000.

PROPOSAL NO. 2 – RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Deloitte & Touche LLP ("Deloitte") as our independent registered public accounting firm for the fiscal year ending December 31, 2025, and recommends that stockholders vote for ratification of such selection. Although we are not required by law to obtain such ratification from our stockholders, we have determined that it is desirable to do so. If our stockholders do not ratify the selection of Deloitte, the Audit Committee may reconsider its selection. The Audit Committee, in its discretion, may appoint a new independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and our stockholders.

Deloitte has audited our financial statements since 2023. We expect that representatives of Deloitte will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

 On December 13, 2024, the Audit Committee approved the dismissal of Marcum LLP (“Marcum”) as our independent registered public accounting firm, effective December 13, 2024 (the “Auditor Change Effective Date”) and approved the engagement of Deloitte as our independent registered public accounting firm, effective upon the Auditor Change Effective Date.

Marcum’s report on Swiftmerge’s financial statements as of December 31, 2023 and as of December 31, 2022 and the related statements of operations, changes in stockholders’ deficit and cash flows for the years ended December 31, 2023 and 2022 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, other than included an explanatory paragraph as to Swiftmerge’s ability to continue as a going concern.

During the years ended December 31, 2023 and 2022 and the subsequent period through December 13, 2024, there were no “disagreements” (as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act, and the related instructions to Item 304 of Regulation S-K under the Exchange Act) with Marcum on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to Marcum’s satisfaction would have caused Marcum to make reference to the subject matter of the disagreement in connection with its report. During the years ended December 31, 2023 and 2022 and the subsequent period through December 13, 2024, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act), other than the material weakness in internal controls identified by management related to the lack of ability to account for complex financial instruments. In addition, as part of such process, Swiftmerge identified a material weakness in internal control related to Swiftmerge’s review controls over the recording of an unbilled amount due to a third-party service provider and interest income, which affected the year ended December 31, 2023.

Deloitte previously served as the independent registered public accounting firm of AleAnna Energy prior to the Business Combination. During the years ended December 31, 2023 and 2022 and the subsequent period through December 13, 2024, neither the Company, nor anyone on the Company’s behalf consulted with Deloitte, on behalf of the Company, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Company’s financial statements, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Principal Accountant Fees and Services

The following table shows the fees for professional services rendered to the Company by Deloitte and Marcum for services in respect of the years ended December 31, 2024 and 2023.

	2024	2023
Audit Fees - Deloitte (1)	$1,143,889	$645,881
Audit Fees - Marcum (1)	$83,787	$139,953
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$1,227,676	$785,834

(1)	Audit fees include fees associated with the annual audit of our consolidated financial statements, the reviews of our interim condensed consolidated financial statements, accounting and financial reporting consultations, and the issuance of consent in connection with registration statement filings with the SEC, and all services that are normally provided by the accounting firm in connection with statutory and regulatory filings or engagements.

All of the professional services described above were pre-approved by the Audit Committee or were pre-approved in accordance with the Audit Committee Pre-Approval Policy. The Audit Committee was provided with regular updates as to the nature of such services and fees paid for such services. All of the services and related fees described above under “audit fees,” “audit-related fees,” “tax fees,” and “all other” were approved by the Audit Committee pursuant to Section 202 of the Sarbanes-Oxley Act of 2002.

None of the hours expended on the independent registered public accounting firm’s engagement to audit the Company’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the independent registered public accounting firm’s full-time permanent employees.

Policy on Pre-Approval of Services Performed by Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. In recognition of this responsibility, the Audit Committee shall review and, in its sole discretion, pre-approve all audit and permitted non-audit services to be provided by the independent auditors as provided under the Audit Committee’s charter.

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm. The policy generally requires pre-approval of specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual, explicit, case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

Vote Required

The affirmative vote of a majority of the voting power of our shares of common stock present virtually or represented by proxy and entitled to vote on this matter at the Annual Meeting is required to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority to vote your shares on this Proposal No. 2, even if the broker does not receive voting instructions from you. An abstention will have the same effect as voting “AGAINST” the ratification of the independent registered public accounting firm.

The Board unanimously recommends a vote “FOR” the ratification of the selection of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

PROPOSAL NO. 3 – APPROVAL AND ADOPTION OF THE ALEANNA, INC. 2025 LONG-TERM INCENTIVE PLAN

AleAnna’s stockholders are being asked to approve and adopt the AleAnna 2025 Plan, a copy of which is attached as Annex A. Our Board approved the 2025 Plan on March 10, 2025, with the effectiveness of the 2025 Plan subject to stockholder approval at this Annual Meeting. If AleAnna's stockholders approve this Proposal No. 3, the 2025 Plan will become effective as of the date the 2025 Plan is approved by our stockholders (the “Effective Date”). If the 2025 Plan is not approved by AleAnna's stockholders, it will not become effective, and no awards will be granted thereunder. We believe that our ability to recruit, retain and incentivize top talent will be adversely affected if the 2025 Plan is not approved. Our Board recommends that stockholders approve the 2025 Plan. Below is a summary of certain key provisions of the 2025 Plan, which is qualified in its entirety by reference to the full text of the 2025 Plan.

Summary of the 2025 Plan

Purpose

The purpose of the 2025 Plan is to enable us to remain competitive and innovative in our ability to attract and retain the services of key employees, key contractors, and outside directors. The 2025 Plan will provide for the grant of both incentive stock options (“ISOs”), which are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (“Code”), and nonqualified stock options (“NSOs” and together with ISOs, “Stock Options”), as well as the grant of stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), performance awards, dividend equivalent rights, and other awards, which may be granted separately or in combination or in tandem with other awards, and which may be paid in cash or shares of our common stock. The granting of awards under the 2025 Plan is intended to align the interests of our service providers with those of our stockholders. This section summarizes material features of the 2025 Plan.

Effective Date and Expiration

The 2025 Plan was originally approved by our Board on March 10, 2025, subject to stockholder approval. The Effective Date will occur upon approval by our stockholders, and the 2025 Plan will terminate on the tenth anniversary of the Effective Date, unless sooner terminated by our Board. No award may be made under the 2025 Plan after its termination date, but awards made prior to the termination date may extend beyond that date.

Share Authorization

Subject to adjustment as provided in the 2025 Plan, the maximum number of shares of common stock that may be delivered pursuant to awards granted under the 2025 Plan is 7,780,483 shares (the “Authorized Shares”), of which one hundred percent (100%) may be delivered pursuant to ISOs (the “ISO Limit”).  Notwithstanding the foregoing, on the first trading day of each calendar year beginning with the calendar year 2026 and ending and including 2035, the number of Authorized Shares for grant under the 2025 Plan shall be increased by the number of shares of common stock such that the Authorized Shares equals the lesser of (a) 4% of the aggregate number of shares of common stock outstanding on December 31 of the immediately preceding calendar year and (b) such smaller number of shares of common stock as is determined by the AleAnna Board in its sole discretion,  provided, however, that no such adjustment shall have any effect on, or otherwise change the ISO Limit, except for any adjustments permitted by the 2025 Plan. Shares to be issued may be made available from authorized but unissued common stock, common stock held by the Company in its treasury, or common stock purchased by the Company on the open market or otherwise.  During the term of the 2025 Plan, the Company will at all times reserve and keep available the number of shares of common stock that shall be sufficient to satisfy the requirements of the 2025 Plan.

To the extent that any award under the 2025 Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of common stock covered by the award so forfeited, expired or canceled may again be awarded pursuant to the provisions of the 2025 Plan.  In the event that previously acquired shares of common stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option granted under the 2025 Plan, the number of shares of common stock available for future awards under the 2025 Plan shall be reduced only by the net number of shares of common stock issued upon the exercise of the Stock Option.  Awards that may be satisfied either by the issuance of shares of common stock or by cash or other consideration shall be counted against the maximum number of shares of common stock that may be issued under the 2025 Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares of common stock. Awards will not reduce the number of shares of common stock that may be issued pursuant to the 2025 Plan if the settlement of the award will not require the issuance of shares of common stock, as, for example, a SAR that can be satisfied only by the payment of cash.  Notwithstanding any provisions of the 2025 Plan to the contrary, shares forfeited back to the Company, shares canceled on account of termination, expiration or lapse of an award, shares surrendered in payment of the exercise price of a Stock Option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall not increase the maximum number of shares described above as the maximum number of shares of common stock that may be delivered pursuant to ISOs.

Administration

The 2025 Plan will be administered by a committee of the AleAnna Board that has been authorized to administer the 2025 Plan (the committee will be the Compensation Committee), except if no such committee is authorized by the AleAnna Board, the AleAnna Board will administer the 2025 Plan (as applicable, the “Committee”). The Committee will have broad discretion to administer the 2025 Plan, including the power to determine the eligible individuals to whom awards will be granted, determine the number and type of awards to be granted and the terms and conditions of awards; interpret the 2025 Plan, establish and revise rules and regulations relating to the 2025 Plan and sub-plans (including sub-plans for awards made to participants, if any, who are not residents of the United States), establish performance goals for awards and certify the extent of their achievement, accelerate the vesting or exercise of any award; and make all other determinations and take any other actions necessary or advisable for the administration of the 2025 Plan. The Committee may delegate certain duties to one or more of our officers as provided in the 2025 Plan.

Eligibility

Employees (including any employee who is also a director or an officer), contractors and outside directors of our Company and our subsidiaries will be eligible to participate in under the 2025 Plan. As stated above, the basis for participation in the 2025 Plan is the Committee’s decision to select, in its sole discretion, participants from among those eligible. As of March 31, 2025, AleAnna and its affiliates have approximately seven employees, six contractors on a part-time basis, one contractor on a full-time basis and three outside directors who will be eligible to participate in the 2025 Plan.

Outside Director Compensation Limits

No outside director may be granted any award or awards denominated in shares that exceed in the aggregate $750,000 in fair market value (computed as of the date of grant) in any calendar year period, plus an additional $750,000 in fair market value (computed as of the date of grant) for one-time awards to a newly appointed or elected outside director.

Types of Awards

Stock Options

The 2025 Plan provides for the grant of both ISOs, which are intended to qualify under Section 422 of the Code and NSOs. We may grant Stock Options to eligible persons, except that ISOs may only be granted to persons who are our employees or employees of one of our subsidiaries that is a corporation, in accordance with Section 422 of the Code. The exercise price of a Stock Option cannot be less than 100% of the fair market value of a share of common stock on the date on which the option is granted. If an ISO is granted to an employee who owns (or is deemed to own) more than 10% of the combined voting power of all classes of our stock (or any parent or subsidiary), the option price must be at least 110% of the fair market value of a share of common stock on the date of grant. Furthermore, the Committee may not grant ISOs to any employee which would permit the aggregate fair market value (computed as of the date of grant) of the common stock with respect to which the ISOs are exercisable for the first time by such employee during any calendar year to exceed $100,000. The Committee will determine the terms of each Stock Option at the time of grant, including, without limitation, the methods by or forms in which shares will be delivered to participants. The maximum term of each Stock Option, the times at which each Stock Option will be exercisable, and provisions requiring forfeiture of unexercised Stock Options at or following termination of employment or service generally are fixed by the Committee, except that the Committee may not grant Stock Options with a term exceeding ten years or, in the case of an ISO granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or any parent or subsidiary), a term exceeding five years.

Recipients of Stock Options may pay the option price by (i) cash, check, bank draft, or money order payable to the order of the Company, (ii) by delivering to us shares of common stock (including restricted stock) already owned by the participant having a fair market value equal to the aggregate option price, (iii) by delivering to us or our designated agent an executed irrevocable option exercise form together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to us, to sell certain of the shares purchased upon exercise of the Stock Option and to deliver to us the amount of sale proceeds necessary to pay the purchase price, (iv) by requesting us to withhold the number of shares otherwise deliverable upon exercise by the number of shares of common stock having a fair market value equal to the aggregate option price, and (v) by any other form of valid consideration that is acceptable to the Committee in its sole discretion.

SARs

The Committee is authorized to grant SARs as a stand-alone award, or freestanding SARs, or in conjunction with options granted under the 2025 Plan, or tandem SARs. A SAR is the right to receive an amount, in cash or common stock, equal to the excess of the fair market value of a specified number of shares of common stock on the date of exercise over the fair market value of a share of our common stock on the date of grant. The grant price of a SAR cannot be less than 100% of the fair market value of a share of our common stock on the date on which the SAR is granted. The Committee will determine the terms of each SAR at the time of the grant, including, without limitation, the methods by or forms in which shares will be delivered to participants. The maximum term of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the Committee, except that no freestanding SAR may have a term exceeding 10 years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR. Distributions to the recipient may be made in common stock, cash, or a combination of both as determined by the Committee.

Restricted Stock and RSU Awards

The Committee is authorized to grant restricted stock and RSUs. Restricted stock consists of shares of our common stock that may not be sold, assigned, transferred, pledged, hypothecated, encumbered, or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period as specified by the Committee. RSUs are the right to receive shares of common stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee, which include a substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or RSUs will be made; the number of shares or units to be granted; the price to be paid, if any; the time or times within which the shares covered by such grants will be subject to forfeiture; the time or times at which the restrictions will terminate; and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with us, the passage of time, or other restrictions or conditions. Except as otherwise provided in the 2025 Plan or the applicable award agreement, a participant shall have, with respect to shares of restricted stock, all of the rights of a stockholder of the Company holding the class of common stock that is the subject of the restricted stock, including, if applicable, the right to vote the common stock and the right to receive any dividends thereon.

Performance Awards

The Committee may grant performance awards payable in cash, shares of common stock, other consideration, or a combination thereof at the end of a specified performance period. Payment will be contingent upon achieving pre-established performance goals (as discussed below) by the end of the performance period. The Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the 2025 Plan, and to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance issued thereunder. In certain circumstances, the Committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the amount of any potential awards, if the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in our business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, in which case, the Committee may modify the performance measures or objectives and/or the performance period as the Committee deems appropriate in its sole discretion.

Performance Goals

Awards under the 2025 Plan may be made subject to the attainment of performance goals. Any performance goals may be used to measure our performance as a whole or any of our business units and may be measured relative to a peer group or index. Any performance goal may include or exclude (i) events that are of an unusual nature or indicate infrequency of occurrence; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; (iv) the effect of a merger or acquisition, as identified in our quarterly and annual earnings releases; or (v) other similar occurrences. In all other respects, performance goals shall be calculated in accordance with our financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an award, which is consistently applied and identified in the Company’s audited financial statements, including in footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report.

Other Awards

The Committee may grant other forms of awards, based upon, payable in, or that otherwise relate to, in whole or in part, shares of common stock, if the Committee determines that such other form of award is consistent with the purpose and restrictions of the 2025 Plan. The terms and conditions of such other form of award shall be specified by the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.

Dividend Equivalents Rights.

The Committee is authorized to grant a dividend equivalent right to any participant, either as a component of another award or as a separate award, conferring on the participant the right to receive credits based on the cash dividends that would have been paid on the shares of common stock specified in the award as if such shares were held by the participant. The terms and conditions of the dividend equivalent right shall be specified by the grant. Dividend equivalents credited to the holder of a dividend equivalent right may be paid currently or deemed to be reinvested in additional shares. Any such reinvestment shall be at the fair market value at the time thereof. Dividend equivalent rights may be settled in cash, shares or other property, or a combination thereof as determined by the Committee.

No Repricing of Stock Options or SARs

The Committee may not, without the approval of the Company’s stockholders, “reprice” any Stock Option or SAR. For purposes of the 2025 Plan, “reprice” means any of the following or any other action that has the same effect: (i) amending a Stock Option or SAR to reduce its exercise price or base price; (ii) canceling a Stock Option or SAR at a time when its exercise price or base price exceeds the fair market value of a share of common stock in exchange for cash or a Stock Option, SAR, award of restricted stock or other equity award; or (iii) taking any other action that is treated as a repricing under generally accepted accounting principles; provided that nothing shall prevent the Committee from (x) making adjustments to awards upon changes in capitalization; (y) exchanging or cancelling awards upon a merger, consolidation, or recapitalization; or (z) substituting awards for awards granted by other entities, to the extent permitted by the 2025 Plan.

Vesting, Forfeiture, Recoupment and Assignment

The Committee, in its sole discretion, may determine that an award will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the 2025 Plan. If the Committee imposes conditions upon vesting, then, except as otherwise provided below, subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.

The Committee may impose on any award at the time of grant or thereafter, such additional terms and conditions as the Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of service. The Committee will specify the circumstances on which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards. Except as otherwise determined by the Committee, restricted stock will be forfeited upon a participant’s termination of employment or service during the applicable restriction period. In addition, we may recoup all or any portion of any shares or cash paid to a participant in connection with any award in the event of a restatement of our financial statements as set forth in our clawback policy, as such policy may be approved or modified by our Board from time to time.

Awards granted under the 2025 Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the Committee may, in its discretion and pursuant to the terms of an award agreement, permit transfers of awards to (i) the spouse (or former spouse), children, or grandchildren of the participant (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which the only partners are (x) such Immediate Family Members, and/or (y) entities which are controlled by Immediate Family Members; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision; provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such award is granted must be approved by the Committee and must expressly provide for such transferability, and (z) subsequent transfers of transferred awards shall be prohibited except those by will or the laws of descent and distribution.

Adjustments Upon Changes in Capitalization

In the event that any dividend or other distribution, recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of shares of common stock or other securities of the Company, issuance of warrants or other rights to purchase shares of common stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an award, then the Committee shall adjust any or all of the following so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event (i) the number of shares and type of common stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of common stock (or other securities or property) subject to outstanding awards; (iii) the option price of each outstanding award; (iv) the amount, if any, we pay for forfeited shares in accordance with the terms of the 2025 Plan; and (v) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the 2025 Plan to the end that the same proportion of our issued and outstanding shares of common stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided, that the number of shares of common stock (or other securities or property) subject to any award shall always be a whole number. No adjustment shall be made or authorized to the extent that such adjustment would cause the 2025 Plan or any stock option to violate Section 422 of the Code or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which we are subject.

Amendment or Discontinuance of the 2025 Plan

The Board may, at any time and from time to time, without the consent of participants, alter, amend, revise, suspend, or discontinue the 2025 Plan in whole or in part; provided, that (i) no amendment that requires stockholder approval in order for the 2025 Plan and any awards under the 2025 Plan to continue to comply with Sections 421 and 422 of the Code (including any successors to such sections, or other applicable law) or any applicable requirements of any securities exchange or inter-dealer quotation system on which our stock is listed or traded, shall be effective unless such amendment is approved by the requisite vote of our stockholders entitled to vote on the amendment; and (ii) unless required by law, no action by the Board regarding amendment or discontinuance of the 2025 Plan may adversely affect any rights of any participants or obligations of us to any participants with respect to any outstanding awards under the 2025 Plan without the consent of the affected participant.

Material U.S. Federal Income Tax Consequences

The following is a general summary under current law of the principal U.S. federal income tax consequences related to awards under the 2025 Plan. This summary describes the general federal income tax principles that apply, as based on current law and interpretational authorities which are subject to change at any time and is provided only for general information. This summary does not purport to be complete discussion of all potential tax effects relevant to recipients of awards under the 2025 Plan. No attempt has been made to discuss any potential foreign, state, or local tax consequences. Stockholders should consult their own tax advisers as to the Italian or other tax consequences in connection with ownership and transfer of any securities of the Company. This summary is not intended as tax advice to participants, who should consult their own tax advisors. This discussion is based upon provisions of the Code and the Treasury Regulations issued thereunder, and judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation

In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax. Certain performance awards, Stock Options, SARs, RSUs, and certain types of restricted stock are subject to Section 409A of the Code.

Tax Consequences to Participants under the 2025 Plan

ISOs

A participant will not recognize income at the time an ISO is granted. When a participant exercises an ISO, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the shares over $100,000 will be treated as NSOs, and not ISOs, for U.S. federal tax purposes, and the participant will recognize income as if the ISOs were NSOs. In addition to the foregoing, if the fair market value of the shares received upon exercise of an ISO exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the U.S. federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any shares acquired by exercise of an ISO will depend upon whether the participant disposes of his or her shares prior to the later of: (i) two years after the date the ISO was granted or (ii) one year after the shares were transferred to the participant upon exercise of the ISO (referred to as the “Holding Period”). If a participant disposes of shares acquired by exercise of an ISO after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as a short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares. If the participant disposes of shares acquired by exercise of an ISO prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the ISO’s exercise price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the “disqualifying disposition” occurs. The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such “disqualifying disposition.” In addition, the amount received in such “disqualifying disposition” over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired by exercise of an ISO is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the “disqualifying disposition” over the basis of the shares.

NSOs

A participant generally will not recognize income at the time a NSO is granted. When a participant exercises an NSO, the difference between the option price and any higher market value of the shares of common stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for the shares acquired under a NSO will be equal to the option price paid for such shares, plus any amounts included in the participant’s income as compensation. When a participant disposes of shares acquired by exercise of a NSO, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special Rule if Option Price is Paid for in Shares

If a participant pays the option price of a NSO with previously-owned shares of our common stock and the transaction is not a disqualifying disposition of shares previously acquired under an ISO, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares to pay the exercise price of a NSO constitutes a disqualifying disposition of shares previously acquired under an ISO, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired on exercise of the ISO, over the aggregate option price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an ISO occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock

A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares to recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, of such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares. At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on the holding period. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

SARs

Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a recipient receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the employee at the time it is received. In general, there will be no federal income tax deduction allowed to us upon the grant or termination of SARs. However, upon the exercise of a SAR, we will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

Other Awards

In the case of an award of RSUs, performance awards, dividend equivalent rights, or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code. In that taxable year, we will receive a federal income tax deduction in an amount equal to the ordinary income that the participant has recognized.

Federal Tax Withholding

Any ordinary income realized by a participant upon the exercise of an award under the 2025 Plan is subject to withholding of U.S. federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy our federal income tax withholding requirements, we will have the right to require that, as a condition to delivery of any certificate for shares of common stock or the registration of the shares in the participant’s name, the participant remit to us an amount sufficient to satisfy the withholding requirements. Alternatively, we may withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations or may, if we consent, accept delivery of shares (that the participant has not acquired from us within six months prior to the date of exercise) with an aggregate fair market value that equals or exceeds the required tax withholding payment. Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by us to employees by January 31 of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to AleAnna

To the extent that a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters

We may not deduct compensation of more than $1,000,000 that is paid to “covered employees” (as defined in Section 162(m) of the Code), which include (i) an individual (or, in certain circumstances, his or her beneficiaries) who, at any time during the taxable year, is either our principal executive officer or principal financial officer; (ii) an individual who is among our three highest compensated officers for the taxable year (other than an individual who was either our principal executive officer or principal financial officer at any time during the taxable year); or (iii) anyone who was a covered employee for purposes of Section 162(m) of the Code for any tax year beginning on or after January 1, 2018. This limitation on deductions (x) only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities) and (z) may not apply to certain types of compensation, such as qualified performance-based compensation that is payable pursuant to a written, binding contract that was in effect as of November 2, 2018, so long as the contract is not materially modified after that date.

If an individual’s rights under the 2025 Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income tax) payable by the individual on the value of such accelerated rights, and (ii) the loss by us of a compensation deduction.

Interest of Directors and Executive Officers

All members of our Board and all of our executive officers are eligible for awards under the 2025 Plan and, thus, have a personal interest in the approval of the 2025 Plan.

New Plan Benefits

Grants under the 2025 Plan will be made at the discretion of the Committee, and therefore, the benefits or number of shares subject to awards that may be granted in the future to our executive officers, employees, directors and contractors is not currently determinable. Therefore, a New Plan Benefits Table is not provided.

The fair market value of our common stock is $11.60 per share based on the closing price of our common stock on April 24, 2025.

Securities Authorized for Issuance under Equity Compensation Plans

As of December 31, 2024, AleAnna did not have any equity compensation plans under which its equity securities were authorized for issuance. Therefore, the Equity Compensation Plan Information table is not provided.

Vote Required for Approval

The affirmative vote of a majority of the voting power of our shares of common stock present virtually or represented by proxy and entitled to vote on this matter at the Annual Meeting is required to approve and adopt the 2025 Plan. If you are a beneficial owner whose shares are held of record by a broker, your broker does not have discretionary voting authority to vote your shares on this Proposal No. 3 if the broker does not receive voting instructions from you. A broker non-vote will have no effect on the outcome of the vote on this Proposal No. 3. An abstention from voting will have the same effect as voting “AGAINST” this Proposal No. 3.

The Board unanimously recommends a vote “FOR” the approval and adoption of the 2025 Plan.

EXECUTIVE OFFICERS

Set forth below is a list and biographical information for each of our current executive officers, other than for Messrs. Dirks and Brun as their biographical information is set forth in “Information Regarding Director Nominees and Continuing Directors.”

Name	Age	Position(s)
William K. Dirks	68	Executive Director
Marco Brun	59	Chief Executive Officer
Tristan Yopp	39	Chief Financial Officer and Secretary
Charles Roscopf	36	Chief Accounting Officer and Treasurer

Tristan Yopp, 39, has served as our Chief Financial Officer since the closing of the Business Combination. Prior to the closing of the Business Combination, Mr. Yopp served as the acting chief financial officer of AleAnna since July 2021 and as a director of AleAnna Resources, LLC and AleAnna Energy, LLC since 2018. Since September 2018, Mr. Yopp has been employed as a vice president by Bluescape Energy Partners LLC and has also served as chief financial officer of Bluescape Resources Company LLC (collectively, “Bluescape Group”). At Bluescape Group, Mr. Yopp is an investment team member for two institutional private equity funds and is responsible for investment underwriting, due diligence, interim chief financial officer, and portfolio analytical and performance management support. Mr. Yopp is also responsible for managing Bluescape Group’s liquid portfolios, leading the quarterly valuation process, facilitating investor relations and fundraising, and overseeing back-office processes, including compliance, audits, tax strategy, and financial reporting. While at Bluescape Group, Mr. Yopp has contributed to raising and deploying approximately $500 million into private equity investments and has executed hundreds of millions of liquid security trading programs. Mr. Yopp was also instrumental in the de-SPAC of one of Bluescape Group’s portfolio companies, Verde Clean Fuels, Inc., a publicly traded clean fuels technology company. From October 2020 through November 2023, while employed by Bluescape Energy Partners LLC, Mr. Yopp also served as chief financial officer and chief governance officer of Bluescape Opportunities Acquisition Corp. (NYSE: BOAC), a special purpose acquisition company sponsored by Bluescape Group. Through his BOAC role, Mr. Yopp was responsible for investment origination and evaluation, diligence, transaction design, governance processes, and back office administration including compliance and financial reporting. Prior to Bluescape Group, from July 2011 – September 2018, Mr. Yopp held a series of finance and accounting roles with Celanese ultimately serving as senior manager financial planning & analysis. While at Celanese, Mr. Yopp was responsible for financial oversight, strategy design, and operational execution for three international business lines exceeding $500 million in aggregate revenue and contributed to capacity expansion decisions, acquisition integration, enhanced performance reporting, and operational optimization within the Celanese portfolio. Additionally, while at Celanese, Mr. Yopp was manager of SEC reporting where he oversaw financial reporting, including valuation and reporting for $4 billion in global pension assets. In his roles at Celanese, Mr. Yopp contributed to significant shareholder value creation through execution of global restructuring plans and provided financial reporting and technical accounting support for multiple transactions, including $800 million of acquisitions and over $2 billion of public debt offerings. Prior to Celanese, from September 2008 to July 2011, Mr. Yopp worked in KPMG’s external audit practice where he provided professional audit services and was the lead senior associate on the CenturyLink engagement during CenturyLink’s aggregate $24 billion Embarq and Qwest acquisitions. Mr. Yopp earned a Bachelor of Science in Accounting and Business Administration from Centenary College, where he graduated summa cum laude, and a Master’s in Business Administration from The University of Texas. Mr. Yopp is a Certified Public Accountant in the State of Texas.

Charles Roscopf, 36, has served as our Chief Accounting Officer since the closing of the Business Combination. Prior to the closing of the Business Combination, Mr. Roscopf served as the acting chief accounting officer of AleAnna and as a director of AleAnna Resources, LLC since November 2023. Since October 2023, Mr. Roscopf has been employed as a vice president by Bluescape Energy Partners LLC and has also served as controller of Bluescape Resources Company LLC. In these roles, he is responsible for overseeing accounting, tax compliance and financial reporting for Bluescape Group and its subsidiaries, including AleAnna. Prior to joining Bluescape Group, From October 2019 to September 2023, Mr. Roscopf was a controller at Beneficient, a publicly traded niche provider of liquidity to holders of alternative assets. While at Beneficient, he was involved in SEC reporting, general and technical accounting, treasury functions, and played a key role in the company’s 2023 de-SPAC transaction. From May 2017 to October 2019, Mr. Roscopf was a vice president at Hilltop Holdings, a publicly traded Texas-based financial services company, where he managed SEC reporting, bank regulatory reporting, stock compensation accounting, and technical accounting. Between September 2011 and May 2017, Mr. Roscopf worked at EY focusing on public and private audit clients in the real estate industry and other sectors, including healthcare, oil and gas, and financial services. During his time at EY, he participated in a global rotation program and spent the summer of 2015 in São Paulo, Brazil where he shared best practices with local audit teams. Mr. Roscopf holds a Bachelor of Science in Business Administration in Accounting, graduating cum laude, and a Master of Accountancy from the University of Arkansas. Mr. Roscopf is a Certified Public Accountant in the State of Texas.

EXECUTIVE COMPENSATION

This section provides an overview of our executive compensation programs, including a narrative description of the material factors necessary to understand the information disclosed in the summary compensation table below. As an emerging growth company, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” which generally require compensation disclosure for its principal executive officer and its two other most highly compensated executive officers.

Prior to the consummation of the Business Combination, AleAnna Energy was a private company. As a result, the compensation awarded to, earned by, or paid to AleAnna Energy’s named executive officers for the fiscal years ended December 31, 2024 and 2023 were provided by and determined in accordance with policies and practices developed by AleAnna Energy’s board of directors prior to the Business Combination. Following the closing of the Business Combination, the Company’s compensation matters are now reviewed and implemented by our Board and Compensation Committee, as applicable.

During 2024 and 2023, AleAnna Energy only employed one individual serving as an executive officer of AleAnna and that employee, Marco Brun, was employed by AleAnna Energy’s wholly owned Italian subsidiary, AleAnna Italia S.p.A. The other executive officers were either employed or contracted by Bluescape and its affiliates. Except for Marco Brun, AleAnna Energy’s executive officers were either contractors or participated in employee benefit plans sponsored by Bluescape and its affiliates. AleAnna Energy, including AleAnna Italia S.p.A., has not granted any equity awards to either Marco Brun or the executive officers sponsored by Bluescape. During 2024 and 2023, William K. Dirks, Tristan Yopp, and Charles Roscopf provided administrative and support services to AleAnna Energy. William K. Dirks, as a contractor, was compensated pursuant to a master services agreement covering multiple Bluescape entities, including AleAnna Energy. Services provided by Mr. Dirks, Yopp, and Roscopf include insurance, risk management, legal, information technology, purchasing, executive management, accounting, finance, human resources, construction management and database management.

Except for Marco Brun, compensation decisions for AleAnna’s executive officers during 2024 and 2023 were made by Bluescape and its affiliates and any such compensation decisions were not subject to approval by the AleAnna Board. AleAnna’s named executive officers consisted of its principal executive officers as of December 31, 2024, being:

●	Marco Brun, Chief Executive Officer; and

●	William K. Dirks, Executive Director.

Mr. Brun devotes a substantial portion of his time to AleAnna. AleAnna’s other non-employee executive officers maintain roles with Bluescape and its affiliates and devote time, as needed, directly managing AleAnna’s business and affairs. William K. Dirks receives contractor compensation from AleAnna pursuant to the Dirks Agreement described below, but is not an employee of Bluescape. Further, neither of Messrs. Yopp nor Roscopf receive any separate compensation for their services to AleAnna.

Summary Compensation Table

The following table presents information regarding the compensation earned or received by our NEOs for services rendered during the fiscal years ended December 31, 2024 and 2023.

Name and Principal Position	Fiscal Year	Base Salary ($)	Option Awards ($)	All Other Compensation ($)(1)		Total ($)
Marco Brun	2024	$672,779	—		$82,431	$755,210
	2023	$688,255	—		$78,086	$766,341
William K. Dirks	2024	$240,000	—		$—	$240,000
	2023	$240,000	—	$	__	$240,000

(1)	“All Other Compensation” represents fringe benefits, including the monthly lease fee described in the description of the Brun Employment Agreement.

Narrative Disclosure to Summary Compensation Table

The Company believes it is in our stockholders’ best interests to attract, motivate and retain highly qualified individuals in critical positions by providing competitive compensation opportunities. Our guiding compensation principles endeavor to align executive compensation with our strategic objectives. Most importantly, we will endeavor to provide executive compensation programs to be linked to performance and aligned with the long-term interests of our stockholders. Our Compensation Committee is responsible for establishing, implementing and maintaining the compensation program for our NEOs.

Employment Agreements

Agreement with Chief Executive Officer and Chief Commercial Officer

On September 1, 2022, Aleanna Italia S.p.A., a wholly owned subsidiary of AleAnna Energy, entered into an employment agreement with Mr. Brun effective as of that date (“Brun Employment Agreement”), and pursuant to its terms, Mr. Brun’s base salary is €610,000.00. Mr. Brun is entitled to receive reimbursement for all out-of-pocket expenses incurred by him, which are specifically related to his roles and duties and fall under the guidelines of AleAnna’s expenses policy. The term of the Brun Employment Agreement is permanent.

Mr. Brun receives health insurance through Italy’s national health insurance program (“FASI”) and, pursuant to the Brun Employment Agreement, AleAnna provides insurance for expenses in excess of the coverage provided by FASI. As further described below, Mr. Brun is entitled to the Company’s Medium/Long Term Incentive Plan (the “M/LTIP”, as described below) and may be entitled to certain cash bonuses ranging from €375,000 to €1,125,000 from May 31, 2024, through December 31, 2026. Mr. Brun is also covered by permanent disability and death insurance due to disease, and due to professional or extra professional injuries in the amount specified by the Contratto Collettivo Nazionale Lavoro. In addition, Mr. Brun receives directors’ and officers’ insurance. AleAnna also pays Previndai a contribution equal to 7% of Mr. Brun’s salary. Mr. Brun is entitled to a company vehicle with a monthly lease fee up to €2,500.00 plus applicable VAT, a mobile phone and a laptop with all related expenses to be borne by AleAnna Energy in accordance with AleAnna Energy’s policies.

Mr. Brun is entitled to two years’ base salary to be paid within six months of a change in control (“Change in Control”). A Change in Control means the first to occur of: (i) the liquidation of AleAnna Energy; (ii) the sale of all or substantially all of the assets of AleAnna Energy; (iii) provided that an initial public offering has not taken place, the date on which AleAnna Energy and its affiliates cease to own, in the aggregate, at least 49% of the beneficial ownership of AleAnna Energy; or (iv) from and after an initial public offering, the date on which AleAnna Energy and its affiliates cease to own, in the aggregate, at least 10% of the beneficial ownership of AleAnna Energy. For avoidance of doubt, the completion of the Business Combination did not constitute a Change of Control under Mr. Brun’s Employment Agreement.

The Brun Employment Agreement also contains customary provisions relating to, among other things, confidentiality and non-solicitation.

Agreement with Mr. Dirks

On July 1, 2022, Aleanna Energy entered into an independent contractor services agreement with Mr. Dirks effective as of that date (“Dirks Agreement”), and pursuant to its terms, Mr. Dirk receives a contractor service fee of $20,000.00 per month. Per the agreement, AleAnna Energy also reimburses Mr. Dirks for certain pre-approved out of pocket expenditures such as travel expenses. Under Dirks Agreement, Mr. Dirks is responsible for all other expenses associated with his services including ancillary benefits such as medical insurance premiums, professional licenses, vehicle insurance expenses, and mobile phone and laptop expenditures.

Medium/Long Term Incentive Plan (“M/LTIP”)

In September 2022, the AleAnna Energy board of directors adopted, and AleAnna Energy’s equity holders approved, the M/LTIP. The following describes the material terms of the M/LTIP.

Cash Bonuses.    Certain employees of AleAnna Energy, including Mr. Brun, are entitled to potential cash bonus amounts to be paid based on the completion of certain milestones within the established thresholds. Such payments could result in total payments to employees of AleAnna Energy, including Mr. Brun, ranging from €375,000 to €1,125,000, subject to certain threshold dates.

Performance Metrics. The Company tracks each of the milestones for the M/LTIP package based on AleAnna’s current and future business plans. Based on the metrics and performance indicators outlined in the executive’s compensation package, management has identified that the likelihood of achieving each of these metrics is not probable based on the financial performance as of December 31, 2024, and therefore has not recognized any expense related to the M/LTIP. Any bonus payments are subject to AleAnna Energy’s approval.

Use of Compensation Consultants and Peer Group Data

The Compensation Committee did not consult with any compensation consultant (“Compensation Consultant”) in conjunction with its execution compensation determinations during the fiscal year ending December 31, 2024. The Compensation Committee expects to consult with Mercer regarding executive compensation determinations for the fiscal year ending December 31, 2025.

Role of Executives in Establishing Compensation

Our Chief Executive Officer, Marco Brun, does not play a role in recommending compensation for NEOs (including base salary and performance-based annual and long-term cash and equity compensation), although he participates in Compensation Committee meetings to provide background information on our business and financial and operational objectives and reviews the performance of each NEO’s contributions to achieving the Company’s business, financial and operational objectives. Compensation Committee members develop their own opinions regarding the annual performance of our NEOs based on interactions with them. As required by the Nasdaq Listing Rules, our Chief Executive Officer does not participate in deliberations concerning, or vote on, the compensation arrangements for himself. The Compensation Committee approves the compensation for all NEOs.

Compensation Policies and Practices as they Relate to Risk Management

The Company’s management has reviewed its compensation policies and practices in conjunction with the Compensation Committee to determine if these policies and practices create risks that are reasonably likely to have a material adverse effect on the Company. The Company concluded that there are no risks arising from our compensation policies and practices that are reasonably likely to have a material adverse effect on the Company.

Outstanding Equity Awards at 2024 Fiscal Year-End Table

None.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the various agreements and arrangements discussed in the sections titled “Executive Compensation” and “Director Compensation,” the following is a description of each transaction since January 1, 2023, and each currently proposed transaction in which:

●	Aleanna has been or is to be a participant;

●	the amount involved exceeded or exceeds the lesser of (a) $120,000 or (b) one percent of the average of Aleanna’s total assets at year-end for the fiscal year ended December 31, 2024 and 2023; and

●	any of Aleanna’s directors, executive officers or holders of more than 5% of its capital stock prior to and since the Business Combination, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

Since January 1, 2023, AleAnna (or AleAnna Energy, as applicable) has entered into the following agreements that satisfy the above criteria:

Transactions Entered into in Connection with the Business Combination

A&R HoldCo LLC Agreement

The Company is organized in an “Up-C” structure, such that Company is a publicly listed company that holds a portion of the equity interests in AleAnna Energy through HoldCo. The amended and restated HoldCo LLC agreement (“A&R HoldCo LLC Agreement”) provides, among other things, that each class C HoldCo unit is exchangeable, subject to certain conditions, for one share of class A common stock, and a corresponding share of class C common stock will be cancelled in connection with such exchange, pursuant to and in accordance with the terms of the A&R HoldCo LLC Agreement. The Company is the sole manager of and controls HoldCo, and the Company owns 60.9% of the outstanding equity of HoldCo through class A HoldCo units and Nautilus owns approximately 39.1% of the outstanding equity of HoldCo through class C HoldCo units. HoldCo owns 100% of the equity interests of AleAnna Energy.

A&R Registration Rights Agreement

On the Closing Date, that certain registration and shareholder rights agreement, dated December 17, 2021 (the “Registration Rights Agreement”), was amended and restated by the Company, Swiftmerge Holdings, L.P. (“Sponsor”), Nautilus, and the John and Susan Wilder Foundation (collectively, the “Registration Rights Holders”) (as amended and restated, the “A&R Registration Rights Agreement”). Pursuant to the A&R Registration Rights Agreement, the Company filed in January 2025 with the SEC (at the Company’s sole cost and expense) a registration statement registering the resale of certain securities held by or issuable to the Registration Rights Holders (the “Resale Registration Statement”), and the Resale Registration Statement was declared effective by the SEC in January 2025. In certain circumstances, the Registration Rights Holders can demand the Company’s assistance with underwritten offerings and block trades, and the Registration Rights Holders are entitled to certain piggyback registration rights. The A&R Registration Rights Agreement does not provide for the payment of any cash penalties by the Company if it fails to satisfy any of its obligations under the A&R Registration Rights Agreement.

A&R Sponsor Letter Agreement

Concurrently with the execution of the Merger Agreement, Swiftmerge, AleAnna and certain affiliates and representatives of Sponsor (including the officers and directors of Swiftmerge) (together with Sponsor, collectively, the “Sponsor Related Parties”) entered into amended and restated letter agreement (the “A&R Sponsor Letter Agreement”) pursuant to which each Sponsor Related Party agreed to, until December 13, 2025, a customary restriction on the sale or transfer of such Sponsor Related Party’s shares of class A common stock. Notwithstanding the lock-up provisions of the A&R Sponsor Letter Agreement, the Sponsor Related Parties may transfer shares of class A common stock to (i) any of Swiftmerge’s officers or directors, any affiliate or family member of any of Swiftmerge’s officers or directors or any members of the Sponsor or any affiliates of the Sponsor; (ii) in the case of an individual, by gift to a member of such individual’s immediate family or to a trust, the beneficiary of which is a member of such individual’s immediate family, an affiliate of such individual or to a charitable organization; (iii) in the case of an individual, by virtue of laws of descent and distribution upon death of such individual; (iv) in the case of an individual, pursuant to a qualified domestic relations order; (v) by virtue of the laws of the State of Delaware or the Sponsor’s limited liability company agreement upon dissolution of the Sponsor; or (vi) in the event of Swiftmerge’s liquidation, merger, capital stock exchange, reorganization or other similar transaction which results in all of Swiftmerge’s shareholders having the right to exchange equity in Swiftmerge for cash, securities or other property subsequent to Swiftmerge’s completion of such transaction. Additionally, the lock-up provisions of the A&R Sponsor Letter Agreement may be waived with the consent of Swiftmerge and AleAnna.

Investor Letter Agreements

Additionally, concurrently with the execution of the Merger Agreement, Swiftmerge and Sponsor entered into the investor letter agreements, pursuant to which each investor party thereto has agreed to, among other things, be bound by a customary restriction on the sale or transfer of such investor’s shares of class A common stock until December 13, 2025.

Sponsor Loan

On the Closing Date, that certain unsecured Promissory Note, dated as of September 15, 2023, issued by Swiftmerge in favor of Sponsor, as amended, with an aggregate balance outstanding of $1,527,000 was fully satisfied and discharged in connection with the Business Combination.

Director Independence

Nautilus and its affiliates under common control beneficially own a majority of the voting power of all outstanding shares of our common. As a result, AleAnna is a “controlled company” within the meaning of the Nasdaq Listing Rules. Under the Nasdaq Listing Rules, a company of which more than 50% of the voting power for the election of directors is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance standards, including the requirements (i) that a majority of its board of directors consist of independent directors, (ii) that its board of directors have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities and (iii) that director nominees must either be selected, or recommended for the board’s selection, either by independent directors constituting a majority of the board’s independent directors in a vote in which only independent directors participate, or a nominating and corporate governance committee comprised solely of independent directors with a written charter addressing the committee’s purpose and responsibilities. Notwithstanding the availability of such exemptions, a majority of AleAnna’s current Board members qualify as independent under applicable Nasdaq rules. See “Information Regarding the Board and Corporate Governance – Director Independence.”

Indemnification Agreements

The Company entered into separate indemnification agreements with each of its directors and officers. These agreements, among other things, are expected to require the Company to indemnify its directors and officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer in any action or proceeding arising out of their services as one of its directors or officers or any other company or enterprise to which the person provides services at its request. We believe these indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

For a description of limitation of liability and indemnification of directors and officers, see “Information Regarding the Board and Corporate Governance - Limitation of Liability and Indemnification of Directors and Officers.”

Transactions Prior to Execution of the Merger Agreement

Intercompany Payables

As of December 31, 2024 and December 31, 2023, AleAnna Energy had outstanding payables of $0 and $525,276, respectively, to Nautilus, primarily related to the payment of legal fees by Nautilus on behalf of AleAnna Energy.

Capital Contributions

Nautilus made capital contributions of $651,750 to AleAnna in April 2024 in exchange for 651 units and $17.1 million to AleAnna in May 2024 in exchange for 17,100 units.

Policies and Procedures for Related Party Transactions

On December 13, 2024, the Company adopted a new written related party transaction policy (the “Related Party Transactions Policy”) that sets forth the following policies and procedures for the review and approval or ratification of related party transactions.

A “related party transaction,” as defined in the Related Party Transaction Policy, means any transaction, arrangement, or relationship, or any series of similar transactions, arrangements, or relationships, in which (i) the Company or any of its subsidiaries is or will be a participant; (ii) the aggregate amount involved will or may be expected to material interest. A “related party” means:

1.	any person who is or was (since the beginning of the last fiscal year for which the Company has filed an Annual Report on Form 10-K and proxy statement, even if such person does not presently serve in that role) an executive officer, director, or nominee for director of the Company;

2.	any shareholder that beneficially owns more than 5% of any class of the Company’s voting securities;

3.	an immediate family member of any such person; or

4.	any firm, corporation or other entity in which any of such persons is employed or is a general partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

Under the Company’s related party transaction policy, if a transaction has been identified as a “related party transaction,” including any transaction that was not a related party transaction when originally consummated or any transaction that was not initially identified as a related party transaction prior to consummation, the Company’s management must notify the Company’s corporate counsel in writing of the facts and circumstances regarding the proposed related party transaction to the Company’s Audit Committee.

The policy requires that, in determining whether to approve, ratify or reject a related party transaction, the Audit Committee shall review all of the relevant facts and information available to it about, as well as circumstances of, all related party transactions and either approve or disapprove of the entry into the related party transaction, subject to the exceptions described in the Related Party Transaction Policy. The Audit Committee may approve the related party transaction only if the Audit Committee determines in good faith that the transaction is not inconsistent with the interests of the Company and its shareholders.

All of the transactions described in this section were entered into prior to the adoption of this policy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

The following table sets forth information known to the Company regarding beneficial ownership of the Company’s securities as of the Record Date by:

●	each person known by the Company who is the beneficial owner of more than 5% of the outstanding class A common stock or class C common stock;

●	each of the Company’s named executive officers and directors; and

●	all of the Company’s executive officers and directors as a group.

As of the Record Date, AleAnna had 40,610,854 shares of class A common stock issued and outstanding and 25,994,400 shares of class C common stock issued and outstanding. Except as otherwise noted herein, the number and percentage of class A common stock and class C common stock beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any class A common stock as to which the holder has sole or shared voting power or investment power and also any class A common stock which the holder has the right to acquire within 60 days of through the exercise of any option, warrant or any other right, including shares of non-economic voting class C common stock that may be exchanged, together with class C HoldCo units, for class A common stock. Shares of common stock underlying warrants that are currently exercisable or exercisable within 60 days of the Record Date are considered outstanding and beneficially owned by the person holding such warrants for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated and subject to community property laws and similar laws, the Company believes that all parties named in the table below have sole voting and investment power with respect to all shares of class A common stock and class C common stock beneficially owned by them.

Name of Beneficial Owner(1)	Number of Shares of Class A Common Stock	% of Class A Common Stock	Number of Shares of Class C Common Stock	% of Class C Common Stock	Combined Voting Power
5% or Greater Shareholders
Nautilus Resources LLC(2)	30,478,724	75.05%	25,994,400	100%	84.79%
John and Susan Wilder Foundation(3)	6,655,470	16.39%	—	—	9.99%
Directors and Executive Officers
Graham van’t Hoff	—	—	—	—	—
William K. Dirks	—	—	—	—	—
Marco Brun	—	—	—	—	—
Duncan Palmer	—	—	—	—	—
Curtis Hébert	—	—	—	—	—
Tristan Yopp	—	—	—	—	—
Charles Roscopf	—	—	—	—	—
All executive officers and directors as a group (seven persons)	—	—	—	—	—

(1)	Unless otherwise noted, the business address of each of the following entities and individuals is c/o AleAnna, Inc., 300 Crescent Court, Suite 1860 Dallas, Texas 75201.

(2)	The securities beneficially owned by Nautilus Resources LLC are indirectly beneficially owned by Charles John Wilder, Jr. and Susan Anne Wilder, as the managing members of JSW Interests LLC, which is the sole member of JSW Energy Holdings LLC, which is the general partner of JSW Energy Interests LP, which is the sole member of Bluescape Resources Investors LLC, which is the manager of Bluescape Resources Company LLC, which is the general partner of BRC Property Holdings LP, which is the manager of BRC-Oxy Marcellus Tax Partnership LLC, which is the sole member of BRC Exploration Holdings LLC, which is the sole member of Nautilus Resources LLC. Each individual and entity referenced herein disclaims the existence of a “group” and disclaims beneficial ownership of all Class C HoldCo Units, other than any Class C HoldCo Units or other securities reported herein as being owned by it, him or her, as the case may be. The address for each party referenced herein is 300 Crescent Court, Suite 1860 Dallas, Texas 75201.

(3)	The John and Susan Wilder foundation is managed and controlled by Charles John Wilder, Jr., together with his spouse.

Change in Control

The Company is not aware of any arrangement that might result in a change in control in the future, based on the contents and statements filed with the SEC pursuant to Section 13(d) or 13(g) of the Exchange Act. The Company has no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in the Company’s control.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers, directors, and persons who beneficially own more than 10% of the Company’s common stock, to file reports of ownership and changes in ownership with the SEC. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, the Company believes that during the fiscal year ended December 31, 2024, its officers, directors and greater than 10% beneficial owners complied with the filing requirements of Section 16(a) of the Exchange Act.

Securities Authorized for Issuance Under Equity Compensation Plans

AleAnna has not yet authorized securities for issuance under any equity compensation plans. See Proposal No. 3 above for details of the 2025 Plan, under which the maximum number of authorized shares of class A common stock is 7,780,483 shares.

ADDITIONAL INFORMATION

Stockholder Proposals

Stockholders who intend to have a proposal, including nominations for election to the Board, considered for inclusion in our proxy materials for our 2026 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal in writing to our Secretary at AleAnna, Inc., 300 Crescent Court, Suite 1860 Dallas, TX 75201 by no later than the close of business on December 30, 2025 and otherwise comply with the requirements of the SEC for stockholder proposals. If we hold our next annual meeting of stockholders on a date that is more than 30 days from the anniversary of the Annual Meeting, any stockholder proposal must be received a reasonable time before we begin to print and send our proxy materials. Failure to deliver a proposal in accordance with this procedure may result in the proposal not being deemed timely received. We strongly encourage any stockholder interested in submitting a proposal to consult knowledgeable counsel with regard to the detailed requirements of applicable securities laws. Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement.

Stockholders who intend to bring a proposal before the 2026 annual meeting of stockholders, or to nominate persons for election as directors, in accordance with the advance notice provisions of our Bylaws, must give timely written notice to the Company’s Secretary of such proposal or nomination. To be timely, the notice must be delivered to the above address not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting. Accordingly, to be timely, a notice must be received not later than March 14, 2026 nor earlier than February 12, 2026 (assuming the meeting is held not more than 30 days before or after June 12, 2026). In the event that the 2026 annual meeting of stockholders is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company. Each notice must describe the stockholder proposal in reasonable detail and otherwise comply with the requirements set forth in our Bylaws.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to such stockholders. This delivery method is referred to as “householding” and can result in extra convenience for stockholders and cost savings for companies. This year, we will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from affected stockholders prior to the mailing date. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, or if you currently receive multiple copies and would like to request “householding” of your communications, please contacting the Company by phone at (469) 398-2200 or by mail to AleAnna, Inc.., 300 Crescent Court, Suite 1860 Dallas, TX 75201, Attn: Secretary. Upon written or oral request, we will promptly deliver separate proxy materials to any stockholders who receive one paper copy at a shared address.

Communications with the Board of Directors

All interested parties, including our stockholders, may contact one or more of our directors in his capacity as a member of the Board, or the Board as a whole, about bona fide issues or questions about the Company, in writing via U.S. Mail or Expedited Delivery Service to the address below:

AleAnna, Inc..

300 Crescent Court, Suite 1860

Dallas, TX 75201

Attn: Secretary

Our counsel will review all incoming stockholder communications and, if appropriate, will forward such communications to the appropriate member(s) of the Board or, if none is specified, to the Chairman of the Board. Our counsel may decide in the exercise of its judgment whether a response to any stockholder communication is necessary.

Other Business

The Board knows of no other business that may come before the Annual Meeting. However, if any other matters are properly presented at the meeting, the proxy holders will vote upon them in accordance with their best judgment.

Incorporation by Reference

The information contained above under the caption “Audit Committee Report” shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor will such information be incorporated by reference into any future filing except to the extent that the Company incorporates it by reference into such filing.

Annual Report on Form 10-K

A stockholder may obtain a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, free of charge, by visiting our website at https://www.aleannainc.com. Any stockholder who would like a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including the related financial statements and the financial statement schedules, may obtain one, without charge, by submitting a written request to the attention of our Secretary, AleAnna, Inc.., 300 Crescent Court, Suite 1860 Dallas, TX 75201. Additionally, we will provide copies of the exhibits to the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 upon payment of a reasonable fee (which will be limited to our reasonable expenses in furnishing such exhibits).

Annex A

ALEANNA, INC.

2025 LONG-TERM INCENTIVE PLAN

The AleAnna, Inc. 2025 Long-Term Incentive Plan (the “Plan”) was adopted by the Board of Directors of AleAnna, Inc., a Delaware corporation (the “Company”), approved as of March 10, 2025 (the “Board Approval Date”) to be effective as of the date the Plan is approved by the Company’s stockholders (the “Effective Date”).

ARTICLE 1.
PURPOSE

The purpose of the Plan is to attract and retain the services of key Employees, key Contractors, and Outside Directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Dividend Equivalent Rights, Tandem Awards, and Other Awards, whether granted singly, or in combination, or in tandem, that will:

(a)	increase the interest of such persons in the Company’s welfare;

(b)	furnish an incentive to such persons to continue their services for the Company or its Subsidiaries; and

(c)	provide a means through which the Company may attract able persons as Employees, Contractors, and Outside Directors.

With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, such provision or action shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

ARTICLE 2.
DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1 “Applicable Law” means all legal requirements relating to the administration of equity incentive plans and the issuance and distribution of shares of Common Stock, if any, under applicable corporate laws, applicable securities laws, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, the rules of any foreign jurisdiction applicable to Incentives granted to residents therein, and any other applicable law, rule or restriction.

2.2 “Authorized Officer” is defined in Section 3.2(b) hereof.

2.3 “Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, SAR, Restricted Stock Unit, Performance Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive”).

2.4 “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

2.5 “Award Period” means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.

2.6 “Board” means the board of directors of the Company.

2.7 “Change in Control” means the occurrence of the event set forth in any one of the following paragraphs, except as otherwise provided herein:

(a) any Person (other than an Exempt Person), or more than one Person acting as a “group” (as defined in Section 13(d) of the Exchange Act) (other than a group that includes an Exempt Person) becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (c) below;

(b) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended;

(c) there is consummated a merger, share exchange, reorganization, consolidation or similar transaction involving the Company , other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person, other than an Exempt Person, becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; or

(d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated the sale or disposition by the Company, in one or a series of related transactions, of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

For purposes hereof:

“Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act except that a Person shall be deemed to be the “Beneficial Owner” of all shares that any such Person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants, options or otherwise, without regard to the 60-day period referred to in such rule).

“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

Notwithstanding the foregoing, (i) a transaction will not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the Persons who held the Company’s securities immediately before the transaction and (ii) no transaction or series of transactions shall be deemed to constitute a Change of Control unless and to the extent such transaction or transactions constitute a change in ownership or control under Section 409A of the Code.

2.8 “Claim” means any claim, liability or obligation of any nature, arising out of or relating to this Plan or an alleged breach of this Plan or an Award Agreement.

2.9 ”Code” means the United States Internal Revenue Code of 1986, as amended.

2.10 “Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

2.11 “Common Stock” means the Company’s Class A common stock, par value $0.0001 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

2.12 “Company” means AleAnna, Inc., a Delaware corporation, and any successor entity.

2.13 “Contractor” means any natural person (or a wholly owned alter ego entity of the natural person providing such services of which such person is an employee, stockholder, or partner), who is not an Employee, rendering bona fide services to the Company or a Subsidiary, with compensation, pursuant to a written independent contractor agreement between such person and the Company or a Subsidiary, provided that such services are not rendered in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.14 “Corporation” means any entity that (a) is defined as a corporation under Section 7701 of the Code and (b) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (b) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.

2.15 “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

2.16 “Dividend Equivalent Right” means the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares were held by the Participant to whom the Award is made.

2.17 “Employee” means a common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company; provided, however, in the case of individuals whose employment status, by virtue of their employer or residence, is not determined under Section 3401(c) of the Code, “Employee” shall mean an individual treated as an employee for local payroll tax or employment purposes by the applicable employer under Applicable Law for the relevant period.

2.18 “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

2.19 “Exempt Person” means Nautilus Resources LLC or its Affiliates.

2.20 “Exercise Date” is the date (i) with respect to any Stock Option, that the Participant has delivered both the Exercise Notice and consideration to the Company with a value equal to the total Option Price of the shares to be purchased (plus any income and/or employment tax withholding or other tax payment due with respect to such Award); and (ii) with respect to any SAR, that the Participant has delivered both the Exercise Notice and consideration to the Company with a value equal to any income and/or employment tax withholding or other tax payment due with respect to such SAR.

2.21 “Exercise Notice” is defined in Section 8.3(b) hereof.

2.22 “Fair Market Value” means, as of a particular date, (a) if the shares of Common Stock are listed on any established national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date (as determined by the Committee, in its discretion), or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (b) if the shares of Common Stock are not so listed, but are quoted on an automated quotation system, the closing sales price per share of Common Stock reported on the automated quotation system on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the OTCQX, OTCQB or OTC Pink (Pink Open Market); or (d) if none of the above is applicable, such amount as may be determined by the Committee (acting on the advice of an Independent Third Party, should the Committee elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock. The determination of Fair Market Value shall, where applicable, be in compliance with Section 409A of the Code.

2.23 “Immediate Family Members” is defined in Section 15.8 hereof.

2.24 “Incentive” is defined in Section 2.3 hereof.

2.25 “Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

2.26 “Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Committee may utilize one or more Independent Third Parties.

2.27 “Nonqualified Stock Option” means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.

2.28 “Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

2.29 “Other Award” means an Award issued pursuant to Section 6.9 hereof.

2.30 “Outside Director” means a director of the Company who is not an Employee or a Contractor.

2.31 “Participant” means an Employee, Contractor or an Outside Director to whom an Award is granted under this Plan.

2.32 “Performance Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.7 hereof.

2.33 “Performance Goal” means any of the performance goals relating to one or more business or individual performance criteria established by the Committee in its sole discretion.

2.34 “Plan“ means this AleAnna, Inc. 2025 Long-Term Incentive Plan, as amended from time to time.

2.35 “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the Exchange Act.

2.36 “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

2.37 “Restricted Stock Units” means units awarded to Participants pursuant to Section 6.6 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.

2.38 “Restriction Period” is defined in Section 6.4(b)(i) hereof.

2.39 “SAR” or “Stock Appreciation Right” means the right to receive an amount, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock as of the date the SAR is exercised (or, as provided in the Award Agreement, converted) over the SAR Price for such shares.

2.40 “SAR Price” means the exercise price or conversion price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.

2.41 “Spread” is defined in Section 12.4(b) hereof.

2.42 “Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option.

2.43 “Subsidiary” means (a) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (b) any limited partnership, if the Company or any corporation described in item (a) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (c) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (a) above or any limited partnership listed in item (b) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.44 “Termination of Service” occurs when a Participant who is (a) an Employee of the Company or any Subsidiary ceases to serve as an Employee of the Company and its Subsidiaries, for any reason; (b) an Outside Director of the Company or a Subsidiary ceases to serve as a director of the Company and its Subsidiaries for any reason; or (c) a Contractor of the Company or a Subsidiary ceases to serve as a Contractor of the Company and its Subsidiaries for any reason. Except as may be necessary or desirable to comply with applicable federal or state law or as otherwise may be provided by a Participant’s Award Agreement, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or Contractor or vice versa. If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option. Notwithstanding the foregoing provisions of this Section 2.43, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Termination of Service” for purposes of such Award shall be the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.45 “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy or under any applicable non-U.S. law; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder, is unable to perform the Participant’s duties of employment for a period of six continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. Notwithstanding the foregoing provisions of this Section 2.44, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

ARTICLE 3.
ADMINISTRATION

3.1 General Administration; Establishment of Committee. Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan (the “Committee”). The Committee shall consist of not fewer than two persons, unless there are not two members of the Board who meet the qualification requirements set forth herein to administer the Plan, in which case, the Committee may consist of one person. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

Membership on the Committee shall be limited to those members of the Board who are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

3.2 Designation of Participants and Awards.

(a) The Committee or the Board shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

(b) Notwithstanding Section 00, to the extent permitted by Applicable Law, the Board may, in its discretion and by a resolution adopted by the Board, authorize one or more officers of the Company (an “Authorized Officer”) to (i) designate one or more Employees as eligible persons to whom Awards will be granted under the Plan, and (ii) determine the number of shares of Common Stock that will be subject to such Awards; provided, however, that the resolution of the Board granting such authority shall (x) specify the total number of shares of Common Stock that may be made subject to the Awards, (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Common Stock subject to such Awards, and (z) not authorize an officer to designate such officer as a recipient of any Award.

3.3 Authority of the Committee. The Committee, in its discretion, shall (a) interpret the Plan and Award Agreements, (b) prescribe, amend, and rescind any rules and regulations and sub-plans (including sub-plans for Awards made to Participants who are not residents in the United States), as necessary or appropriate for the administration of the Plan, to obtain favorable tax treatment for the Awards or to ensure compliance with securities law, (c) establish performance goals for an Award and certify the extent of their achievement, and (d) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties. The Committee’s discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.

The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the Exchange Act, Section 422 of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other Applicable Law, to the extent that any such restrictions are no longer required by Applicable Law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such formerly-mandated restrictions and/or to waive any such formerly-mandated restrictions with respect to outstanding Awards.

ARTICLE 4.
ELIGIBILITY

Any Employee (including an Employee who is also a director or an officer), Contractor or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan, provided that only Employees of a Corporation shall be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any such Employee, Contractor or Outside Director. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards need not contain similar provisions. The Committee’s determinations under the Plan (including, without limitation, determinations of which Employees, Contractors or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

article 5.
SHARES SUBJECT TO PLAN

5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is 7,780,483 shares (the “Authorized Shares”), of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options (the “ISO Limit”). Notwithstanding the foregoing, on the first trading day of each calendar year beginning with the calendar year 2026 and ending and including 2035, the number of Authorized Shares for grant under the Plan shall be increased by the number of shares of Common Stock such that the Authorized Shares equals the lesser of (a) 4% of the aggregate number of shares of Common Stock outstanding on December 31 of the immediately preceding calendar year and (b) such smaller number of shares of Common Stock as is determined by the Board in its sole discretion, provided, however, that no such adjustment shall have any effect on, or otherwise change the ISO Limit, except for any adjustments permitted in Articles 11 and 12 below. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

5.2 Reuse of Shares. To the extent that any Award under this Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan. In the event that previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option granted under this Plan, the number of shares of Common Stock available for future Awards under this Plan shall be reduced only by the net number of shares of Common Stock issued upon the exercise of the Stock Option. Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock. Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash. Notwithstanding any provisions of the Plan to the contrary, shares forfeited back to the Company, shares canceled on account of termination, expiration or lapse of an Award, shares surrendered in payment of the exercise price of a Stock Option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall not increase the maximum number of shares described in Section 5.1 above as the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.

5.3 Limitation on Outside Director Awards. No Outside Director may be granted any Award or Awards denominated in shares that exceed in the aggregate $750,000 in Fair Market Value (such Fair Market Value computed as of the Date of Grant) in any calendar year period, plus an additional $750,000 in Fair Market Value (determined as of the Date of Grant) for one-time awards to a newly appointed or elected Outside Director.

ARTICLE 6.
GRANT OF AWARDS

6.1 In General.

(a) The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but (i) not inconsistent with the Plan, and (ii) to the extent an Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within 10 years of the Board Approval Date. The Plan shall be submitted to the Company’s stockholders for approval at the first stockholder meeting after the Board Approval Date; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval. Any such Award granted prior to such stockholder approval shall be made subject to the attainment of such stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

(b) If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of 30 days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

(c) Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

6.2 Option Price. The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock must be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least 110% of the Fair Market Value of the Common Stock on the Date of Grant.

6.3 Maximum ISO Grants. The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the electronic registration of a share (or, if applicable, the issuance of a separate stock certificate) and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.

6.4 Restricted Stock. If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement, as applicable: (a) the number of shares of Common Stock awarded, (b) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (c) the time or times within which such Award may be subject to forfeiture, (d) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (e) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan, to the extent applicable and, to the extent Restricted Stock granted under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The provisions of Restricted Stock need not be the same with respect to each Participant.

(a) Legend on Shares. The Company shall electronically register the Restricted Stock awarded to a Participant in the name of such Participant, which shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. No stock certificate or certificates shall be issued with respect to such shares of Common Stock, unless, following the expiration of the Restriction Period (as defined in Section 6.4(b)(i)) without forfeiture in respect of such shares of Common Stock, the Participant requests delivery of the certificate or certificates by submitting a written request to the Committee (or such party designated by the Company) requesting delivery of the certificates. The Company shall deliver the certificates requested by the Participant to the Participant as soon as administratively practicable following the Company’s receipt of such request.

(b) Restrictions and Conditions. Shares of Restricted Stock shall be subject to the following restrictions and conditions:

(i) Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

(ii) Except as provided in sub-paragraph (a) above or in the applicable Award Agreement, the Participant shall have, with respect to the Participant’s Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Shares of Common Stock free of restriction under this Plan shall be electronically registered in the Participant’s name (or, if certificates are issued shall be delivered to the Participant) promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed on such shares of Common Stock by the applicable Award Agreement or other agreement have expired. Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant (including, if applicable, any certificates for such shares). Each Award Agreement shall require that: each Participant, in connection with the issuance of a certificate for Restricted Stock, shall endorse such certificate in blank or execute a stock power in form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company.

(iii) The Restriction Period, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on length of continuous service or such Performance Goals, as may be determined by the Committee in its sole discretion.

(iv) Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (1) the Company shall be obligated to, or (2) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

6.5 SARs. The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Stock Option. SARs shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (a) not inconsistent with the Plan, and (b) to the extent a SAR issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof. In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (a) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the Award Agreement granting the SAR), by (b) the number of shares of Common Stock as to which the SAR is exercised, with a cash settlement to be made for any fractional shares of Common Stock. The SAR Price for any share of Common Stock subject to a SAR may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted.

6.6 Restricted Stock Units. Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (a) not inconsistent with the Plan, and (b) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction. The value of Restricted Stock Units may be paid in Common Stock, cash, or a combination of both, as determined by the Committee, in its sole discretion, and set forth in the Award Agreement.

6.7 Performance Awards.

(a) The Committee may grant Performance Awards to one or more Participants. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. If the Performance Award is to be in shares of Common Stock, the Performance Awards may provide for the issuance of the shares of Common Stock at the time of the grant of the Performance Award or at the time of the certification by the Committee that the Performance Goals for the performance period have been met; provided, however, if shares of Common Stock are issued at the time of the grant of the Performance Award and if, at the end of the performance period, the Performance Goals are not certified by the Committee to have been fully satisfied, then, notwithstanding any other provisions of this Plan to the contrary, the Common Stock shall be forfeited in accordance with the terms of the grant to the extent the Committee determines that the Performance Goals were not met. The forfeiture of shares of Common Stock issued at the time of the grant of the Performance Award due to failure to achieve the established Performance Goals shall be separate from and in addition to any other restrictions provided for in this Plan that may be applicable to such shares of Common Stock. Each Performance Award granted to one or more Participants shall have its own terms and conditions.

If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

(b) Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company’s business and/or remaining in the employ of the Company or a Subsidiary for a specified period of time. Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof. If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

6.8 Dividend Equivalent Rights. The Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

6.9 Other Awards. The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan. The terms and conditions of such other form of Award shall be specified by the grant. Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by Applicable Law, or for such other consideration as may be specified by the grant.

6.10 Performance Goals. Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals. Any Performance Goal may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Goal may include or exclude (a) events that are of an unusual nature or indicate infrequency of occurrence, (b) gains or losses on the disposition of a business, (c) changes in tax or accounting regulations or laws, (d) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases, or (e) other similar occurrences. In all other respects, Performance Goals shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report.

6.11 Tandem Awards. The Committee may grant two or more Incentives in one Award in the form of a “Tandem Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and a SAR are issued in a Tandem Award, and the Participant exercises the SAR with respect to one hundred (100) shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of 100 shares of Common Stock.

6.12 No Repricing of Stock Options or SARs. The Committee may not “reprice” any Stock Option or SAR without stockholder approval. For purposes of this Section 6.12, “reprice” means any of the following or any other action that has the same effect: (a) amending a Stock Option or SAR to reduce its exercise price or base price, (b) canceling a Stock Option or SAR at a time when its exercise price or base price exceeds the Fair Market Value of a share of Common Stock in exchange for cash or a Stock Option, SAR, award of Restricted Stock or other equity award, or (c) taking any other action that is treated as a repricing under generally accepted accounting principles, provided that nothing in this Section 6.12 shall prevent the Committee from making adjustments pursuant to Article 11, from exchanging or cancelling Incentives pursuant to Article 12, or substituting Incentives in accordance with Article 14.

6.13 Recoupment for Restatements. Notwithstanding any other language in this Plan to the contrary, the Company may recoup all or any portion of any shares or cash paid to a Participant in connection with an Award, in the event of a restatement of the Company’s financial statements as set forth in the Company’s clawback policy, if any, approved by the Company’s Board from time to time.

ARTICLE 7.
AWARD PERIOD; VESTING

7.1 Award Period. Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of 10 years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the Date of Grant.

7.2 Vesting. The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

ARTICLE 8.
EXERCISE OR CONVERSION OF INCENTIVE

8.1 In General. A vested Incentive may be exercised or converted, during its Award Period, subject to limitations and restrictions set forth in the Award Agreement.

8.2 Securities Law and Exchange Restrictions. In no event may an Incentive be exercised or shares of Common Stock be issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

8.3 Exercise of Stock Option.

(a) In General. If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option. Each Award Agreement with respect to a Stock Option shall include provisions governing exercise of the Stock Option on or following the Participant’s Termination of Service, which shall be established by the Committee in its sole discretion.

(b) Notice and Payment. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Company (in accordance with the notice provisions in the Participant’s Award Agreement) setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised (the “Exercise Notice”) and the Exercise Date thereof with respect to any Stock Option shall be the date that the Participant has delivered both the Exercise Notice and consideration to the Company with a value equal to the total Option Price of the shares to be purchased (plus any employment tax withholding or other tax payment due with respect to such Award), payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (i) cash or check, bank draft, or money order payable to the order of the Company, (ii) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, (iii) by delivery (including by FAX or electronic transmission) to the Company or its designated agent of an executed irrevocable option exercise form (or, to the extent permitted by the Company, exercise instructions, which may be communicated in writing, telephonically, or electronically) together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option and promptly deliver to the Company the amount of sale proceeds necessary to pay such purchase price, (iv) by requesting the Company to withhold the number of shares otherwise deliverable upon exercise of the Stock Option by the number of shares of Common Stock having an aggregate Fair Market Value equal to the aggregate Option Price at the time of exercise (i.e., a cashless net exercise), and/or (v) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered. If the Participant fails to deliver the consideration described in this Section 8.3(b) within three business days of the date of the Exercise Notice, then the Exercise Notice shall be null and void and the Company will have no obligation to deliver any shares of Common Stock to the Participant in connection with such Exercise Notice.

(c) Issuance of Certificate. Except as otherwise provided in Section 6.4 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause the Common Stock then being purchased to be registered in the Participant’s name (or the person exercising the Participant’s Stock Option in the event of the Participant’s death), but shall not issue certificates for the Common Stock unless the Participant or such other person requests delivery of the certificates for the Common Stock, in writing in accordance with the procedures established by the Committee. The Company shall deliver certificates to the Participant (or the person exercising the Participant’s Stock Option in the event of the Participant’s death) as soon as administratively practicable following the Company’s receipt of a written request from the Participant or such other person for delivery of the certificates. Notwithstanding the forgoing, if the Participant has exercised an Incentive Stock Option, the Company may at its option place a transfer restriction on any electronically registered shares (or if a physical certificate is issued to the Participant, retain physical possession of the certificate evidencing the shares acquired upon exercise) until the expiration of the holding periods described in Section 422(a)(1) of the Code. Any obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

(d) Failure to Pay. Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Participant, in the Committee’s sole discretion.

8.4 SARs. Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of an Exercise Notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the Exercise Date thereof. Subject to the terms of the Award Agreement and only if permissible under Section 409A of the Code and the regulations or other guidance issued thereunder (or, if not so permissible, at such time as permitted by Section 409A of the Code and the regulations or other guidance issued thereunder), the Participant shall receive from the Company in exchange therefor in the discretion of the Committee, and subject to the terms of the Award Agreement:

(a) cash in an amount equal to the excess (if any) of the Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered;

(b) that number of shares of Common Stock having an aggregate Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests; or

(c) the Company may settle such obligation in part with shares of Common Stock and in part with cash.

The distribution of any cash or Common Stock pursuant to the foregoing sentence shall be made at such time as set forth in the Award Agreement.

8.5 Disqualifying Disposition of Incentive Stock Option. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two years from the Date of Grant of such Stock Option or one year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

ARTICLE 9.
AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which stockholder approval is required either (a) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (b) in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 421 and 422 of the Code, including any successors to such Sections, or other Applicable Law, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant. For purposes of clarity, any amendment to an existing Award resulting in a less favorable tax consequence to a Participant under the Award shall not be considered to adversely affect the rights of the Participant.

ARTICLE 10.
TERM

The Plan shall be effective as of the Effective Date and, unless sooner terminated by action of the Board, the Plan will terminate on the 10th anniversary of the Effective Date, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

ARTICLE 11.
CAPITAL ADJUSTMENTS

In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an Award, then the Committee shall adjust any or all of the following so that the fair value of the Award immediately after the transaction or event is equal to the fair value of the Award immediately prior to the transaction or event (a) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (b) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (c) the Option Price of each outstanding Award, (d) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4, and (e) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan, to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided, however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any Stock Option to violate Section 422 of the Code or Section 409A of the Code. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

The computation of any adjustment under this Article 11 shall be conclusive and shall be binding upon each affected Participant and upon the occurrence of any such adjustment, the Company shall provide notice to each affected Participant of its computation of such adjustment.

ARTICLE 12.
RECAPITALIZATION, MERGER AND CONSOLIDATION

12.1 No Effect on Company’s Authority. The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.2 Conversion of Incentives Where Company Survives. Subject to any required action by the stockholders and except as otherwise provided by Section 0 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

12.3 Exchange or Cancellation of Incentives Where Company Does Not Survive. Except as otherwise provided by Section 0 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

12.4 Cancellation of Incentives. Notwithstanding the provisions of Sections 0 and 0 hereof, and except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all Incentives granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

(a) giving notice to each holder thereof or such holder’s personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares, and permitting the purchase during the 30 day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board’s discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or

(b) in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Incentive. In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion, may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 00 hereof.

ARTICLE 13.
LIQUIDATION OR DISSOLUTION

Subject to Section 12.4 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (a) sell all or substantially all of its property, or (b) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.

ARTICLE 14.
INCENTIVES IN SUBSTITUTION FOR
INCENTIVES GRANTED BY OTHER ENTITIES

Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees, independent contractors or directors of a corporation, partnership, or limited liability company who become or are about to become Employees, Contractors or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the incentives in substitution for which they are granted.

ARTICLE 15.
MISCELLANEOUS PROVISIONS

15.1 Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

15.2 No Right to Continued Employment. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

15.3 Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation to the fullest extent provided by law. Except to the extent required by any unwaiveable requirement under Applicable Law, no member of the Board or the Committee (and no Subsidiary of the Company) shall have any duties or liabilities, including, without limitation, any fiduciary duties, to any Participant (or any Person claiming by and through any Participant) as a result of this Plan, any Award Agreement or any Claim arising hereunder and, to the fullest extent permitted under Applicable Law, each Participant (as consideration for receiving and accepting an Award Agreement) irrevocably waives and releases any right or opportunity such Participant might have to assert (or participate or cooperate in) any Claim against any member of the Board or the Committee and any Subsidiary of the Company arising out of this Plan.

15.4 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

15.5 Compliance with Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including, without limitation, Section 16 of the Exchange Act); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

15.6 Foreign Participation. To assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country.

15.7 Tax Requirements. The Company or, if applicable, any Subsidiary (for purposes of this Section 15.7, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award. Such payments shall be required to be made when requested by the Company and may be required to be made prior to the registration of shares or delivery of any certificate representing shares of Common Stock. Such payment may be made by (a) the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (c) below) the required tax withholding obligations of the Company; (b) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (c) below) the required tax withholding payment; (c) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the vesting or exercise of the Award, which shares so withheld have an aggregate Fair Market Value that equals (but does not exceed) the required tax withholding payment; or (d) any combination of (a), (b), or (c). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. The Committee may in the Award Agreement impose any additional tax, social insurance, or fringe benefit requirements or provisions that the Committee deems necessary or desirable.

15.8 Assignability. Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.8 that is not required for compliance with Section 422 of the Code.

Except as otherwise provided herein, Awards may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of an Award to be granted to a Participant on terms which permit transfer by such Participant to (a) the spouse (or former spouse), children or grandchildren of the Participant (“Immediate Family Members”), (b) a trust or trusts for the exclusive benefit of such Immediate Family Members, (c) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by the Participant and/or Immediate Family Members, (d) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (e) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Award is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section 15.8, and (z) subsequent transfers of transferred Award shall be prohibited except those by will or the laws of descent and distribution.

Following any transfer, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term “Participant” shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Award shall be transferable, exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of an Award of any expiration, termination, lapse or acceleration of such Award. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under an Award that has been transferred by a Participant under this Section 15.8.

15.9 Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

15.10 Legend. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain AleAnna, Inc. 2025 Long-Term Incentive Plan, a copy of which is on file at the principal office of the Company in Dallas, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

15.11 Governing Law. The Plan shall be governed by, construed, and enforced in accordance with the laws of the State of Delaware (excluding any conflict of laws, rule or principle of Delaware law that might refer the governance, construction, or interpretation of this Plan to the laws of another state). A Participant’s sole remedy for any Claim shall be against the Company, and no Participant shall have any claim or right of any nature against any Subsidiary of the Company or any stockholder or existing or former director, officer or Employee of the Company or any Subsidiary of the Company. The individuals and entities described above in this Section 15.11 (other than the Company) shall be third-party beneficiaries of this Plan for purposes of enforcing the terms of this Section 15.11.

A copy of this Plan shall be kept on file in the principal office of the Company in Dallas, Texas.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of March 10, 2025, by its Chief Executive Officer pursuant to prior action taken by the Board.

AleAnna, INC.

By:	/s/ Marco Brun
Name:	Marco Brun
Title:	Chief Executive Officer

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

==========================================

Vote by Internet – QUICK ★ ★ ★ EASY

IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

Your internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time on June 11, 2025.
INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –

If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend, visit:

https://www.cstproxy.com/aleannainc/2025

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

PROXY	FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED	Please mark your votes like this

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES UNDER PROPOSAL 1 AND “FOR” PROPOSAL 2.

1.	Re-election of Class I director nominees	FOR Nominee listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for nominee listed to the left)	2.	Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.	FOR ☐	AGAINST ☐	ABSTAIN ☐
	(1) Graham van’t Hoff	☐	☐
	(2) Duncan Palmer	☐	☐
(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above)

3.	Approval and adoption of the AleAnna, Inc. 2025 Long-Term Incentive Plan	FOR ☐	AGAINST ☐	ABSTAIN ☐

CONTROL NUMBER

Signature ________________________ Signature, if held jointly _______________________ Date ________, 2025

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy

Materials for the Annual Meeting of Stockholders

To view the 2025 Proxy Statement and 2024 Annual Report,

please go to:

https://www.cstproxy.com/aleannainc/2025

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints William Dirks and Tristan Yopp, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of class A common stock and/or class C common stock of AleAnna, Inc. held of record by the undersigned at the close of business on April 24, 2025, at the Annual Meeting of Stockholders of AleAnna, Inc., to be held virtually on June 12, 2025 via live webcast at https://www.cstproxy.com/aleannainc/2025, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE TWO DIRECTOR NOMINEES TO THE BOARD OF DIRECTORS, FOR THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, FOR THE APPROVAL AND ADOPTION OF THE 2025 PLAN, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)